                                                                    Rule 497(b)
                                                    1933 Act Reg. No. 333-01123
                                                    1940 Act File No. 811-4401


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                               BALANCED PORTFOLIO

                             215 North Main Street
                        West Bend, Wisconsin 53095-3348
                                 (414) 334-5521

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                               ON APRIL 24, 1996

To the Shareholders of THE BALANCED PORTFOLIO
     OF PRINCIPAL PRESERVATION PORTFOLIOS, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Balanced Portfolio (the "Balanced Portfolio"), a series of Principal Preservation Portfolios, Inc. ("Principal Preservation"), will be held on Wednesday, April 24, 1996 at 3:00 p.m., Central Time, at The Bacchus Restaurant (located in the West Bend Inn building), 2520 West Washington Street, West Bend, Wisconsin. The purpose of the Meeting is to consider and to act upon the following proposals:

      1.   To approve a Plan of Reorganization and Liquidation (the
           "Plan") under which the net assets of the Balanced Portfolio would be transferred to the S&P 100 Plus Portfolio ("S&P 100 Plus Portfolio"), an existing series of Principal Preservation. Pursuant to the Plan, the S&P 100 Plus Portfolio would issue to the Balanced Portfolio, in exchange for such assets, shares of Common Stock of the S&P 100 Plus Portfolio with an aggregate net asset value equal to the value of the Balanced Portfolio's assets so transferred. The Balanced Portfolio would make a pro rata distribution to its shareholders of such shares of the S&P 100 Plus Portfolio, and the Balanced Portfolio shareholders thereby would become shareholders of the S&P 100 Plus Portfolio. It is expected that the value of each Balanced Portfolio shareholder's account in the S&P 100 Plus Portfolio after the exchange would be the same as the value of such shareholder's account in the Balanced Portfolio immediately prior to the exchange.

      2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of Principal Preservation has fixed the close of business on March 15, 1996, as the record date for the determination of shareholders of the Balanced Portfolio entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                           By Order of the Board of Directors


                                           S. CHARLES O'MEARA
                                                Secretary

West Bend, Wisconsin
March 26, 1996

        YOUR VOTE IS IMPORTANT -- PLEASE RETURN YOUR PROXY CARD PROMPTLY

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENCLOSED
POST-PAID ENVELOPE.   IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND
SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                                                     Rule 497(b)
                                                     1933 Act Reg. No. 333-01123
                                                      1940 Act File No. 811-4401



                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             215 North Main Street
                        West Bend, Wisconsin 53095-3348
                                 (414) 334-5521


                           PROXY STATEMENT/PROSPECTUS

              Acquisition of the Assets of the Balanced Portfolio, a series of Principal Preservation Portfolios, Inc.,
             By, and In Exchange for Shares of Common Stock of, the S&P 100 Plus Portfolio, another series of Principal Preservation
                              Portfolios, Inc.


     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Principal Preservation Portfolios, Inc. ("Principal Preservation"), for use at a Special Meeting of Shareholders of the Balanced Portfolio, a series of Principal Preservation, to be held at 3:00 p.m. Central Time, on Wednesday, April 24, 1996, at The Bacchus Restaurant (located in the West Bend Inn building), 2520 West Washington Street, West Bend, Wisconsin (the "Meeting").

     The purpose of the Meeting is to consider and vote on the Plan of Reorganization and Liquidation (the "Plan") involving the Balanced Portfolio and the S&P 100 Plus Portfolio (collectively, the "Portfolios" and individually, a "Portfolio"), another series of Principal Preservation. The Plan provides for the reorganization of the Balanced Portfolio into the S&P 100 Plus Portfolio. Pursuant to the Plan, all of the assets (net of liabilities) of the Balanced Portfolio would be acquired by the S&P 100 Plus Portfolio in exchange for shares of common stock, par value $.001 per share ("Common Stock"), of the S&P 100 Plus Portfolio. Shares of Common Stock of the S&P 100 Plus Portfolio received by the Balanced Portfolio would then be distributed pro rata to shareholders of the Balanced Portfolio, and the Balanced Portfolio would be liquidated and discontinued. It is expected that the value of each Balanced Portfolio shareholder's account in the S&P 100 Plus Portfolio after these proposed transactions (the "Reorganization") would be the same as the value of such shareholder's account in the Balanced Portfolio immediately prior to the Reorganization. See "The Proposed Reorganization."

     The investment objective of the S&P 100 Plus Portfolio is to obtain a total return which exceeds the S&P 100 Index by investing in a portfolio of common stocks which approximately parallels the composition of the S&P 100 Index, and by using options to attempt to enhance return and hedge protectively against adverse changes in stock market values.

     This Proxy Statement/Prospectus sets forth concisely the information about the Balanced Portfolio, the S&P 100 Plus Portfolio, Principal Preservation and the Reorganization that shareholders of the Balanced Portfolio should know before voting on the Reorganization. It constitutes an offering of shares of the S&P 100 Plus Portfolio only. Please read this Proxy Statement/Prospectus carefully and retain it for future reference. The Statement of Additional Information, dated March 22, 1996, relating to the proposed Reorganization described in this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference herein. Copies of the Statement of Additional Information may be obtained without charge by writing to B.C. Ziegler and Company ("Ziegler"), distributor for Principal Preservation, at 215 North Main Street, West Bend, Wisconsin 53095, or by calling Ziegler at (800) 826-4600. Shareholders wishing to request the Statement of Additional Information should ask for the "Balanced Portfolio Reorganization SAI." In addition, the Prospectus, as supplemented, and the Statement of Additional Information, as supplemented, of Principal Preservation (covering both the Balanced Portfolio and the S&P 100 Plus Portfolio), each dated May 1, 1995 (the "May 1, 1995 Prospectus" and the "May 1, 1995 SAI," respectively), and Principal Preservation's 1995 Annual Report to Shareholders (the "Annual Report") have been filed with the Commission and are incorporated by reference herein. A copy of the May 1, 1995 Prospectus and of the Annual Report accompany this Proxy Statement/Prospectus, and copies of the May 1, 1995 SAI may be obtained without charge by writing to or calling Ziegler at the above address or telephone number.


THESE SECURITIES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATIVE TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The date of this Proxy Statement/Prospectus is March 22, 1996.

                               TABLE OF CONTENTS




                                                                                                       Page
AVAILABLE INFORMATION                                                                                    2

INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS                                                        3

SYNOPSIS                                                                                                 4
     Introduction                                                                                        4
     Proposed Reorganization                                                                             4
     Reasons for the Reorganization                                                                      5

COMPARISON OF THE PORTFOLIOS                                                                             5
           Investment Objectives and Policies                                                            5
           Expenses                                                                                      7
Other Information About the Balanced Portfolio, the S&P 100 Plus Portfolio
and Principal Preservation                                                                               8

THE PROPOSED REORGANIZATION                                                                              9
     Description of the Plan                                                                             9
     Reasons for the Proposed Reorganization                                                            10
     Description of Securities To Be Issued                                                             11
     Tax Considerations                                                                                 12
     Capitalization                                                                                     13

MISCELLANEOUS                                                                                           13
     Principal Shareholders                                                                             13
     Auditors                                                                                           13
     Interests of Experts and Counsel                                                                   13
     Cost of Solicitation                                                                               14
     Other Matters                                                                                      14
     Shareholder Meetings                                                                               14



                             AVAILABLE INFORMATION

     Principal Preservation has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of the S&P 100 Plus Portfolio offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the following regional offices: Seven World Trade Center, 13th Floor, New York, New York 10048; and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at any such address. For further information, reference is made to the Registration Statement and to the exhibits thereto.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus in connection with the offer contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Principal Preservation. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction. Neither the delivery of this Proxy Statement/Prospectus nor any sale made hereunder shall under any circumstances create any implication that there have been no changes in the affairs of Principal Preservation subsequent to the date of this Proxy Statement/Prospectus.

               INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS

     This Proxy Statement/Prospectus is being furnished to the shareholders of the Balanced Portfolio in connection with the solicitation of proxies by the Board of Directors of Principal Preservation to be used at a Special Meeting of Shareholders of the Balanced Portfolio to be held on Wednesday, April 24, 1996 at 3:00 p.m., Central Time, at The Bacchus Restaurant (located in the West Bend Inn building), 2520 West Washington Street, West Bend, Wisconsin. The purpose the Meeting is to consider and vote on the Plan, pursuant to which the S&P 100 Plus Portfolio would acquire the assets (net of liabilities) of the Balanced Portfolio in exchange for shares of Common Stock of the S&P 100 Plus Portfolio, which shares would be distributed, pro rata, to the shareholders of the Balanced Portfolio, and the Balanced Portfolio would be liquidated and discontinued.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Plan under Proposal 1. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of Principal Preservation or by executing and delivering a later dated proxy to Principal Preservation or by attending the Meeting in person to vote the shares of the Balanced Portfolio held by such shareholder. Proxy materials are expected to be mailed to shareholders of the Balanced Portfolio on or about March 26, 1996.

     The Board of Directors has determined that the shares of the Balanced Portfolio are to be voted as a separate series on the proposal to approve the Plan and that holders of shares of the other series of Principal Preservation, including the S&P 100 Plus Portfolio, are not entitled to vote on the proposal to approve the Plan.

     The presence at the Meeting, in person or by proxy, of shareholders representing one-third of all shares outstanding and entitled to vote on the Plan constitutes a quorum for the transaction of business. Abstentions and broker non-votes (i.e., proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

     Approval of the Plan and the Reorganization contemplated thereby will require the affirmative vote of "a majority of the outstanding voting securities" of the Balanced Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). A majority of the outstanding voting securities means the lesser of (1) 67% or more of the Balanced Portfolio's shares present at the Meeting, if shareholders who are the owners of more than 50% of the Balanced Portfolio's shares then outstanding are present in person or by proxy, or (2) more than 50% of the Balanced Portfolio's outstanding shares. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of the Plan.

     In the event that sufficient votes in favor of the proposal to approve the Plan are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares voted at the session of the meeting to be adjourned.

     Shareholders of record of the Balanced Portfolio at the close of business on March 15, 1996 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholder on each matter presented at the Meeting. As of the Record Date, there were 566,653 shares of the Balanced Portfolio outstanding.

     Under Maryland law, shareholders of the Balanced Portfolio will not be entitled to any appraisal or similar rights in connection with the Reorganization contemplated by the Plan. However, shareholders may redeem their shares of the Balanced Portfolio at net asset value prior to the closing date of the proposed Reorganization in the manner specified in the May 1, 1995 Prospectus.

                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including the copy of the Plan attached hereto as Exhibit A), the May 1, 1995 Prospectus and the Annual Report which are incorporated herein and copies of which accompany this Proxy Statement/Prospectus. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Plan, the May 1, 1995 Prospectus and the Annual Report.

INTRODUCTION

     Shareholders of the Balanced Portfolio will be asked at the Meeting to vote upon and approve the Plan. If approved by the shareholders of the Balanced Portfolio, it is expected that the Reorganization will be consummated immediately prior to the opening of business on May 1, 1996, or such later date as Principal Preservation may determine (the "Closing Date").

     The Portfolios are two of nine series currently offered by Principal Preservation. The other series of Principal Preservation are not involved in the transactions contemplated by the Plan. Ziegler Asset Management, Inc. ("Ziegler Asset Management" or the "Adviser") is the investment adviser for both Portfolios, and PanAgora Asset Management, Inc. ("PanAgora") serves as sub-adviser to the S&P 100 Plus Portfolio. Ziegler Asset Management and PanAgora sometimes are referred to together herein as the "Advisers" of the S&P 100 Plus Portfolio. Ziegler serves as distributor ("Distributor"), depository, accounting/pricing agent, and transfer and dividend disbursing agent ("Transfer Agent") to the Portfolios.

     If the Plan is consummated, shareholders of the Balanced Portfolio will continue to enjoy the privileges of the Principal Preservation family of funds as shareholders of the S&P 100 Plus Portfolio. Balanced Portfolio shareholders will not pay any front-end load or sales commission on the shares of the S&P 100 Plus Portfolio they receive in the Reorganization. Additionally, it is a condition of the Reorganization that Principal Preservation must receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization. Assuming that the Reorganization so qualifies, shareholders of the Balanced Portfolio will not realize any capital gain or loss as a result of the exchange in the Reorganization of their shares of the Balanced Portfolio for shares of the S&P 100 Plus Portfolio.

     However, it is anticipated that, in order to consummate the Reorganization, it will be necessary for the Balanced Portfolio to liquidate a portion of its investment securities that are either not eligible for purchase by the S&P 100 Plus Portfolio or otherwise inconsistent with the S&P 100 Plus Portfolio's investment objective, policies and programs. The disposition of such securities by the Balanced Portfolio likely will result in the recognition of capital gains attributable to the appreciated value of such securities over the price at which they were purchased by the Balanced Portfolio, and such capital gains will be distributed to, and will be taxable to, the shareholders of the Balanced Portfolio. If the Closing Date of the Reorganization had occurred on December 31, 1995, it is estimated that the Balanced Portfolio would have recognized and distributed to its shareholders capital gains totalling approximately $577,074, or $0.9873 per share. See "The Proposed Reorganization - Tax Considerations." If, in lieu of the Reorganization, the Balanced Fund had liquidated on December 31, 1995, the Balanced Portfolio would have recognized and distributed to its shareholders capital gains totalling approximately $1,198,343, or $2.0503 per share. Balanced Portfolio shareholders should bear in mind that, if they elect to redeem or exchange shares of the Balanced Portfolio prior to the proposed Reorganization, they will realize taxable gain or loss to the extent the cash redemption proceeds, or the value of the securities received in the exchange, as the case may be, is greater or less than such shareholder's tax basis in his or her shares of the Balanced Portfolio. See "Tax Status" in the accompanying May 1, 1995 Prospectus.


PROPOSED REORGANIZATION

     The Plan describes the essential terms of the proposed Reorganization, and is set forth in full as Appendix A to this Proxy Statement/Prospectus.
Pursuant to the Plan, the assets of the Balanced Portfolio (net of its liabilities) will be transferred to the S&P 100 Plus Portfolio in exchange for the issuance by the S&P 100 Plus Portfolio to the Balanced Portfolio of shares of Common Stock of the S&P 100 Plus Portfolio. Liabilities of the Balanced Portfolio which potentially could reduce the amount of the assets transferred to the S&P 100 Plus Portfolio include, without limitation: (a) amounts owed to shareholders of the Balanced Portfolio with respect to capital gains distributions (including distributions of any capital gains realized in connection with the Balanced Portfolio's sale of portfolio securities prior to the Reorganization to conform its investment portfolio to that of the S&P 100 Plus Portfolio) and/or dividends declared but remaining unpaid as of the Closing Date; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Balanced Portfolio up to and including the Closing Date and/or expected to be incurred following the Closing Date in connection with winding up and liquidating the Balanced Portfolio. The costs and expenses incurred by the Balanced Portfolio in carrying out the transactions contemplated by the Plan, including legal and accounting fees and costs related to the calling and holding of the Meeting and the solicitation of proxies in connection therewith, will be paid by Ziegler.

     The aggregate net asset value of the shares of the S&P 100 Plus Portfolio issued in the Reorganization will be equal to the aggregate value of the assets of the Balanced Portfolio transferred to the S&P 100 Plus Portfolio in the Reorganization. It is expected that the value of each Balanced Portfolio Shareholder's account in the S&P 100 Plus Portfolio immediately after the Reorganization will be the same as the value of such shareholder's account in the Balanced Portfolio immediately prior to the Reorganization. As soon as reasonably practicable after the closing of the Reorganization, the Balanced Portfolio will pay or make provision for the payment of all of its debts and liabilities, and will distribute all remaining assets, including the shares of the S&P 100 Plus Portfolio received by it in the Reorganization, to its shareholders on a pro rata basis. Thereafter, the status of the Balanced Portfolio as a designated series of shares of Principal Preservation will be discontinued, and shareholders of the Balanced Portfolio will become shareholders of the S&P 100 Plus Portfolio.

REASONS FOR THE REORGANIZATION

     The total net assets of the Balanced Portfolio have declined from approximately $18.1 million as of December 31, 1993 to approximately $7.0 million as of December 31, 1995. The Board of Directors does not believe there is any strong likelihood of appreciable growth in the assets of the Balanced Portfolio in the near future, and the small size of the Balanced Portfolio places it at a distinct disadvantage in attempting to achieve its investment objective, and to compete with larger mutual funds having similar investment objectives and programs. Its total return in the past has been enhanced by fee waivers and expense reimbursements voluntarily undertaken by the Adviser, but Ziegler Asset Management has indicated it is unwilling to continue such waivers and reimbursements indefinitely into the future. Management and the Board of Directors of Principal Preservation therefore sought to identify possible mechanisms and structures that potentially could provide attractive alternative investment opportunities to Balanced Portfolio shareholders. The Reorganization is intended to provide the Balanced Portfolio's shareholders with an investment alternative which has tax consequences potentially more favorable than a liquidation of the Portfolio, and which allows them to remain in the Principal Preservation family of funds as shareholders of the S&P 100 Plus Portfolio.

     For these and additional reasons set forth below under "The Proposed Reorganization - Reasons for the Proposed Reorganization," the Board of Directors of Principal Preservation, including directors who are not "interested persons" of Principal Preservation as defined in the 1940 Act (the "Non-Interested Directors"), has unanimously concluded that: (i) the proposed Reorganization would be in the best interests of the shareholders of the Balanced Portfolio; and (ii) the interests of the shareholders of the Balanced Portfolio would not be diluted as a result of the proposed Reorganization. Accordingly, the Board of Directors unanimously recommends that shareholders approve the Plan and the Reorganization contemplated thereby. If the Plan is not so approved, the Balanced Portfolio will continue to operate, at least temporarily, without change as a separate series of Principal Preservation, until the Board of Directors determines to take alternative measures, including possible liquidation of the Balanced Portfolio, with shareholder approval.


                          COMPARISON OF THE PORTFOLIOS

INVESTMENT OBJECTIVES AND POLICIES

     Each of the Portfolios is a separate mutual fund having its own investment objectives and policies. The investment objectives and policies of the Portfolios are significantly different. The investment objective of the Balanced Portfolio is to realize a combination of income and capital appreciation which will result in the highest total return consistent with the preservation of principal. It attempts to achieve its objective by investing in a diversified portfolio of common stocks and fixed income securities. The investment objective of the S&P 100 Plus Portfolio is to obtain a total return which exceeds that of the S&P 100 Index by investing in a portfolio of common stocks which approximately parallels the composition of the S&P 100 Index, and by using options to attempt to enhance return and hedge protectively against adverse changes in stock market values.

     With respect to the Balanced Portfolio, the Adviser varies the mix of common stocks and debt or other fixed income securities from time to time in a manner that, in its judgment, is most likely to maximize total return, given the Adviser's assessment of the existing and anticipated general market and economic conditions, changes in yields or interest rates, and changes in existing fiscal or monetary policies. The Adviser seeks to invest in common stocks of corporations that have quality balance sheets, strong management, a high return on assets and long-term continued growth of dividends and earnings. However, unlike the S&P 100 Plus Portfolio, the Balanced Portfolio's investments in common stocks are not restricted to those listed on any particular index.

     The Balanced Portfolio's investments in debt or other fixed income securities may include corporate notes, bonds and debentures, mortgage-backed securities, short-term money market instruments and U.S. Government Securities. Generally the Portfolio will limit its investment in debt securities to those which are rated in one of the three highest rating categories by a Nationally Recognized Statistical Rating Organization, or instruments and obligations issued by the U.S. Treasury or backed by the unconditional full faith and credit of the United States government, its agencies or instrumentalities ("U.S. Government Securities"). The Balanced Portfolio also may invest in variable rate demand notes which, at the time of investment, are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization or, if unrated, are issued by a corporation with outstanding debt with an equivalent or better rating at the time of investment. Variable rate demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer. The Balanced Portfolio also may invest in preferred stocks or in debentures or other fixed-income securities that are convertible into or otherwise carry rights to acquire common stock.

     The S&P 100 Plus Portfolio invests in common stocks which make up the S&P 100 Index, in the same relative proportion as the stocks in the Index comprise the Index. For example, if a particular stock constituted 4% of the Index, the S&P 100 Plus Portfolio would invest 4% of its assets in that stock. The S&P 100 Plus Portfolio does not select the stocks in the Index, and as the composition of the Index changes so will the underlying portfolio of common stocks in the S&P 100 Plus Portfolio. Under normal conditions, at least 65% of the S&P 100 Plus Portfolio's total assets are invested in the common stocks which make up the S&P 100 Index. Unlike the Balanced Portfolio, the S&P 100 Plus Portfolio's investment program does not utilize fixed income securities.

     The S&P 100 Plus Portfolio writes (sells) covered call options and put options and purchases call options and put options on individual stocks and stock indices for the purposes and subject to the limitations described below. The S&P 100 Plus Portfolio may seek to enhance its return by writing covered call options or purchasing put options with respect to some or all of the individual stocks held in its investment portfolio. Through the purchase of call and put options with respect to individual stocks, the Advisers may at times protectively hedge against an increase in the price of securities which they plan to purchase for the S&P 100 Plus Portfolio, or against a decline in the value of securities owned by the S&P 100 Plus Portfolio. Although such hedging strategies are intended to reduce fluctuations in the Portfolio's net asset value, the Portfolio's net asset value nonetheless is expected to fluctuate to some degree. Expenses and losses incurred as a result of such hedging transactions could reduce the S&P 100 Plus Portfolio's total return. The S&P 100 Plus Portfolio also may engage in options transactions on securities indices as a strategy to hedge against declines in the Index (and thereby to hedge against a similar decline in its investment portfolio) and to enhance the Portfolio's return through premium income. The success of these strategies and gains and losses on investments in options depend on the Advisers' ability to predict correctly the direction of movement in stock prices and other economic factors. The Balanced Portfolio's investment program does not utilize such strategies.

     In general terms, the Balanced Portfolio invests in a balanced portfolio of equity securities, bonds and money market instruments. The S&P 100 Plus Portfolio, on the other hand, invests primarily in common stocks and options and other hedging instruments. The Adviser manages the investment portfolio of the Balanced Portfolio as if it constituted the complete investment program of a prudent investor. The S&P 100 Plus Portfolio is not so diversified and is not managed so as to be a complete investment program. Generally the investment securities held in common between the Balanced Portfolio and the S&P 100 Plus Portfolio have accounted for only one-quarter to one-half of the total net assets of the Balanced Portfolio. Notwithstanding these differences, Principal Preservation's Board of Directors believes that an investment in the S&P 100 Plus Portfolio would be appropriate for those investors with respect to whom an investment in the Balanced Portfolio is appropriate. Nonetheless, each stockholder of the Balanced Portfolio is urged to consider the differences in the investment objectives and programs of the two Portfolios before voting on the Reorganization.

     There can be no assurance that the Portfolios will achieve their respective investment objectives. Additional information regarding the Portfolios' investment objectives and policies is included in the accompanying May 1, 1995

Prospectus and the May 1, 1995 SAI, each of which has been incorporated herein by reference. See "Incorporation of Certain Documents by Reference."

EXPENSES

     The following table sets forth the shareholder transaction expenses and annual operating expenses for the Balanced and S&P 100 Plus Portfolios, including pro forma expenses (giving effect to the Reorganization as though it had occurred on January 1, 1995), for the fiscal year ended December 31, 1995:


                                                                             S&P 100          PRO FORMA
                                                           BALANCED            PLUS            COMBINED
                                                          PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                       ----------------  ----------------  ----------------
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a
percentage of offering price)(1)                                   4.5%              4.5%              4.5%

Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                                  0%                0%                0%

Deferred Sales Load (as a percentage of original
purchase price or redemption proceeds)                               0%                0%                0%

Redemption Fees (as a percentage of amount redeemed)(3)              0%                0%                0%
Exchange Fee                                                      $5.00             $5.00             $5.00

ANNUAL OPERATING EXPENSES -- BEFORE WAIVERS AND
  REIMBURSEMENTS
    (AS A PERCENTAGE OF AVERAGE NET ASSETS)(3)

Management Fees
  (Before Waivers)                                                0.60%             0.59%             0.58%

12b-1 Fees(4)                                                     0.25%             0.25%             0.25%

Other Expenses:
  Custodian Fees
  Transfer Agent Fees                                             0.11%             0.04%             0.04%
  Other Fees                                                      0.12%             0.14%             0.14%
    (Before Reimbursement)(5)                                     0.82%             0.20%             0.19%
                                                                  -----             -----             -----
Total Other Expenses                                              1.05%             0.38%             0.37%

Total Operating Expenses
  (Before Reimbursement)(5)                                       1.90%             1.22%             1.20%

1. Investors may qualify for a lower sales load. See "Purchase of Shares" and "Shareholder Services" in the accompanying May 1, 1995 Prospectus. Balanced Portfolio shareholders will not pay any sales load on shares of the S&P 100 Plus Portfolio they receive in the Reorganization.

2. Ziegler, in its capacity as Transfer Agent, charges a fee (presently $7.50) for redemptions by wire transfer.


3. The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1995. Fees paid by the Portfolios for custodian and transfer agent services are determined on a basis other than a straight percentage of average net assets. For a discussion of fees associated with these services, see "Management - The Advisors" in the accompanying May 1, 1995 Prospectus.

4. Prior to July 1, 1995, fees paid under Principal Preservation's Rule 12b-1 Distribution Plan by the S&P 100 Plus Portfolio were assessed only on assets held in accounts opened on or after March 1, 1991. Principal Preservation's Rule 12b-1 Distribution Plan was amended effective July 1, 1995 (the "Rule 12b-1 Distribution Plan Amendment") so that, from and after that date, Rule 12b-1 Fees have been assessed on all assets of that Portfolio. The "12b-1 Fees" reported in the table have been restated to reflect the increased fees as though the Rule 12b-1 Distribution Plan Amendment had been in effect for the entire year ended

     December 31, 1995. The "12b-1 Fees" actually paid by the S&P 100 Plus Portfolio for the year ended December 31, 1995 amounted to 0.18% of the Portfolio's average net assets.

5. For the year ended December 31, 1995, the Adviser committed to waive advisory fees and/or reimburse expenses to the Balanced Portfolio so that its total operating expenses for the year would not exceed 1.30% of its average daily net assets. Giving effect to such waivers and reimbursements, "Other Fees" and "Total Fund Operating Expenses" of the Balanced Portfolio for the year were 0.18% and 1.26%, respectively, of the Portfolio's average net assets.

     In connection with the implementation of the Rule 12b-1 Distribution Plan Amendment, the Adviser committed to reimburse expenses to the S&P 100 Plus Portfolio so that, for 1995, its "Total Operating Expenses" would not exceed 1.25% of its average daily net assets. After giving effect to this expense reimbursement commitment, "Other Fees" for the S&P 100 Plus Portfolio were 0.15% and its "Total Operating Expenses" were 1.16% for the year ended December 31, 1995.

Example

Investors would pay the following expenses on a $1,000 investment in each Portfolio, assuming 5% annual return and redemption at the end of each time period:

                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
                        ------  -------  -------  --------
Balanced Portfolio         $58      $85     $114      $196
S&P 100 Plus Portfolio     $56      $80     $106      $180
Pro Forma Combined         $56      $80     $106      $180

The purpose of the table is to assist investors in understanding the various costs and expenses they will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management," "Purchase of Shares," "Redemptions" and "Shareholder Services" in the accompanying May 1, 1995 Prospectus. THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

OTHER INFORMATION ABOUT THE BALANCED PORTFOLIO, THE S&P 100 PLUS PORTFOLIO AND PRINCIPAL PRESERVATION

     With the exception of the differences in investment objectives and programs between the Balanced Portfolio and the S&P 100 Plus Portfolio described above, the management and operation of the two Portfolios are nearly identical. Each Portfolio is a separate series of Principal Preservation, and is managed by Ziegler Asset Management (with the assistance of PanAgora in the case of the S&P 100 Plus Portfolio) under the same Investment Advisory Agreement. Ziegler serves as the Distributor of the shares of these Portfolios pursuant to the same Distribution Agreement, provides fund accounting and pricing services for the Portfolios pursuant to the same Accounting/Pricing Agreement, serves as Transfer and Dividend Disbursing Agent for the Portfolios pursuant to the same Transfer and Dividend Disbursing Agent Agreement, and serves as Depository of the Portfolios (the Portfolios each function as custodian of their own assets) pursuant to the same Depository Contract. Provisions with respect to the purchase and redemption of shares and available shareholder services in the Balanced Portfolio are the same as those in the S&P 100 Plus Portfolio. The Reorganization will result in no changes to any of the foregoing agreements or services.

     For additional information about the Balanced Portfolio, S&P 100 Plus Portfolio and Principal Preservation, including the organization and operation of Principal Preservation, condensed historical financial information of the two Portfolios, the principal risk factors associated with investments in the Portfolios, management of Principal Preservation (including information about the Advisers and other service providers providing services to the two Portfolios and to Principal Preservation), the capital stock of Principal Preservation, and purchases and redemptions of shares of Principal Preservation, see the sections of the accompanying May 1, 1995 Prospectus captioned: "Financial Highlights"; "Special Considerations"; "Management"; "Determination of Net Asset Value Per Share"; "Purchase of Shares"; "Redemptions"; "Shareholder Services"; "Dividends, Capital Gains Distributions and Reinvestments"; "Tax Status"; and "Description of Shares." For management's discussion and analysis regarding the factors that have affected the Portfolio's recent performance, see the accompanying Annual Report.

                          THE PROPOSED REORGANIZATION

     The Board of Directors of Principal Preservation unanimously recommends that the shareholders of the Balanced Portfolio vote to approve the Plan and the Reorganization contemplated thereby. The Board of Directors, including the Non-Interested Directors, believe that the Plan is fair to, and in the best interests of, the shareholders of the Balanced Portfolio.

DESCRIPTION OF THE PLAN

     The terms and conditions under which the proposed Reorganization would be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

     The Plan contemplates the transfer of all of the assets of the Balanced Portfolio (net of its liabilities) to the S&P 100 Plus Portfolio, in exchange for shares of Common Stock of the S&P 100 Plus Portfolio, and the pro rata distribution, on the Closing Date, of such shares of the S&P 100 Plus Portfolio to the shareholders of the Balanced Portfolio.

     The S&P 100 Plus Portfolio would acquire the assets of the Balanced Portfolio (net of its liabilities), including without limitation all cash (except for cash retained to pay liabilities as described below), cash equivalents, securities, receivables and other property owned by the Balanced Portfolio, but excluding cash assets of the Balanced Portfolio sufficient to pay all of its accrued but unpaid liabilities as of the Closing Date. The S&P 100 Plus Portfolio would not assume any debts, liabilities, obligations or duties of the Balanced Portfolio. Rather, cash assets of the Balanced Portfolio will be set aside on the Closing Date to pay all such liabilities before or when they come due. Such liabilities potentially may include, without limitation: (a) amounts owed to shareholders of the Balanced Portfolio with respect to capital gains distributions (including distributions of any capital gains realized in connection with the Balanced Portfolio's sale of portfolio securities prior to the Reorganization to conform its investment portfolio to that of the S&P 100 Plus Portfolio) and/or dividends declared but remaining unpaid as of the Closing Date; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Balanced Portfolio up to and including the Closing Date and/or expected to be incurred following the Closing Date in connection with the winding up and liquidation of the Balanced Portfolio. The costs and expenses incurred by the Balanced Portfolio in carrying out the transactions contemplated by the Plan, including legal and accounting fees and costs relating to the calling and holding of the Meeting and the solicitation of proxies in connection therewith, would be paid by Ziegler.

     In consideration for the assets of the Balanced Portfolio transferred in the Reorganization, the S&P 100 Plus Portfolio would issue to the Balanced Portfolio shares of S&P 100 Plus Portfolio Common Stock having an aggregate net asset value equal to the value of the assets so transferred by the Balanced Portfolio. The assets of the Balanced Portfolio and the per share net asset value of the shares of S&P 100 Plus Portfolio Common Stock would be valued as of the close of business on the New York Stock Exchange on the business day immediately preceding the consummation of the Reorganization. All such valuations would be conducted in accordance with the policies and procedures of the S&P 100 Plus Portfolio or the Balanced Portfolio, as the case may be, as described under "Determination of Net Asset Value Per Share" in the accompanying May 1, 1995 Prospectus and under "Determination of Net Asset Value Per Share" in the May 1, 1995 SAI incorporated by reference herein.

     As soon as practicable after the Closing Date, the Balanced Portfolio would liquidate and distribute pro rata to its shareholders of record the shares of Common Stock of the S&P 100 Plus Portfolio received by the Balanced Portfolio. Such liquidation and distribution would be accomplished by opening accounts on the books of the S&P 100 Plus Portfolio in the names of shareholders of the Balanced Portfolio and by transferring the shares credited to the account of the Balanced Portfolio on the books of the S&P 100 Plus Portfolio. Each account opened would represent the respective pro rata number of S&P 100 Plus Portfolio shares due to each Balanced Portfolio shareholder. Fractional shares of the S&P 100 Plus Portfolio would be rounded to the nearest thousandth of a share.

     Accordingly, every shareholder of the Balanced Portfolio would own shares of the S&P 100 Plus Portfolio immediately after the Reorganization, the net asset value of which is expected to equal the aggregate net asset value of such shareholder's Balanced Portfolio shares immediately prior to the Reorganization. Moreover, because the S&P 100 Plus Portfolio shares would be issued at net asset value in exchange for the net assets of the Balanced Portfolio, and the aggregate value of those assets would equal the aggregate value of the S&P 100 Plus Portfolio shares issued in exchange therefor, the net asset value per share of the S&P 100 Plus Portfolio would not change as a result of the Reorganization. Thus, the Reorganization would not result in dilution to any Balanced Portfolio shareholder. However, as discussed elsewhere herein, certain restructuring of the Balanced Portfolio's investment portfolio that must be undertaken prior to, and in preparation for, the Reorganization would give rise to capital gains distributions taxable to Balanced Portfolio shareholders.

     Any transfer taxes payable upon issuance of shares of the S&P 100 Plus Portfolio in a name other than the registered holder of the shares on the books of the Balanced Portfolio as of that time would be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of the Balanced Portfolio would continue to be the responsibility of the Balanced Portfolio up to and including the Closing Date and such later date on which the Balanced Portfolio is liquidated.

     Because of the differences in the investment objectives, policies and programs of the Balanced Portfolio as compared to the S&P 100 Plus Portfolio, many of the investment securities held by the Balanced Portfolio are ineligible for purchase by the S&P 100 Plus Portfolio or simply are incompatible with the current strategies and programs of the S&P 100 Plus Portfolio. It is therefore contemplated that, prior to the consummation of the Reorganization (but only after approval by the Balanced Portfolio Shareholders), the Balanced Portfolio would sell those of its investment securities which are ineligible for purchase by the S&P 100 Plus Portfolio or otherwise incompatible with the S&P 100 Plus Portfolio's investment strategies and programs. Many of such securities have appreciated in value since they were acquired by the Balanced Portfolio and therefore contain unrealized capital gains. At the time of sale of these securities, the Balanced Portfolio would recognize the built-in capital gains and, by virtue of its status as a regulated investment company under the Code, would be required to distribute those gains to its shareholders. Such capital gains distributions would be taxable to Balanced Portfolio shareholders whether taken in cash or reinvested in additional shares, as described in the accompanying May 1, 1995 Prospectus under the section captioned "Tax Status." If the Reorganization had been consummated as of December 31, 1995, it is estimated that the aggregate amount of such capital gains distributions would have been approximately $577,074, or $0.9873 per share based on the shares outstanding as of that date. If, in lieu of the Reorganization, the Balanced Fund had liquidated on December 31, 1995, the Balanced Portfolio would have recognized and distributed to its shareholders capital gains totalling approximately $1,198,343, or $2.0503 per share.

     On or prior to the Closing Date, the Balanced Portfolio would declare a dividend to its shareholders, so that for the short taxable year of the Balanced Portfolio that ends on the date of its dissolution, the Balanced Portfolio would have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its net capital gain and 90% of its investment company taxable income for such year; and (b) is sufficient to avoid any excise tax on the Balanced Portfolio for the calendar year in which the Closing Date occurs. The Balanced Portfolio would use its best efforts to pay any dividends so declared and to distribute such capital gains prior to, or as soon as reasonably practicable following, the Closing Date.

     As soon as reasonably practicable following the Reorganization, the S&P 100 Plus Portfolio would invest the balance of the cash proceeds derived from such sales of securities (and which are transferred to the S&P 100 Plus Portfolio in the Reorganization with the other assets of the Balanced Portfolio) in securities eligible for purchase by the S&P 100 Plus Portfolio, and which otherwise are compatible with its investment strategies and programs.

     Prior to the Closing Date, Principal Preservation may terminate the Plan and abandon the Reorganization at any time, before or after approval by the shareholders of the Balanced Portfolio. In addition, Principal Preservation may amend the Plan in any manner, except that no amendment may be made subsequent to the Meeting of shareholders of the Balanced Portfolio which would detrimentally affect the value of the S&P 100 Plus Portfolio shares to be issued.

REASONS FOR THE PROPOSED REORGANIZATION

     Small funds, such as the Balanced Portfolio, cannot be operated as efficiently as larger funds, and therefore are at a distinct disadvantage in attempting to compete for new investors and additional assets. The Balanced Portfolio's asset size has declined from approximately $18.1 million at December 31, 1993 to approximately $7.0 million at December 31, 1995. Over the same period, the S&P 100 Plus Portfolio experienced $17.0 million of asset growth, and had total net assets of approximately $57.1 million at December 31, 1995. Certain costs associated with the operation of a mutual fund are unrelated to its size (e.g., professional fees, certain administrative expenses, etc.) and have a greater impact on the total returns of smaller funds. In addition, brokerage commission rates tend to decrease as the size of the block of securities being traded increases, and purchases and sales of securities can therefore generally be effected at more favorable prices by larger funds that have the ability to trade their securities in large blocks. In recent years the Adviser voluntarily has waived fees and reimbursed expenses to the Balanced Portfolio, which has reduced its total expense ratio and has enhanced its total return as compared to what it would have achieved without such measures. The Adviser has indicated it is unwilling to continue such voluntary fee waivers and expense reimbursements indefinitely into the future.

     Given these factors and the Board of Director's belief that there is no strong likelihood of any appreciable growth in the assets of the Balanced Portfolio as a stand-alone fund in the near future, the Board of Directors and management of Principal Preservation have considered available alternatives to enhance the future total return potentially available to the Balanced Portfolio's shareholders. The Board of Directors concluded that the Reorganization is in the best interests of the Balanced Portfolio's shareholders for a number of reasons, including the following:

            (1) it provides the Balanced Portfolio's shareholders with an opportunity to continue as members of the Principal Preservation family of funds;

            (2) because it is structured to qualify as a tax-free reorganization under the Internal Revenue Code, the Reorganization reduces the taxes that Balanced Portfolio shareholders would experience if the Balanced Portfolio were liquidated and, depending on a Balanced Portfolio shareholder's tax basis in his or her shares, potentially may reduce the taxes the shareholder would incur if he or she were to exchange shares in the Balanced Portfolio for shares in another Principal Preservation fund or, alternatively, if he or she were to redeem Balanced Portfolio shares and reinvest the redemption proceeds in another investment vehicle. However, each shareholder's tax situation depends on his or her particular circumstances, and shareholders therefore are urged to consult with their own advisers. See "The Proposed Reorganization - Tax Considerations";

            (3)  the similarities between the structure,
                 operations and service providers between the Balanced Portfolio and the S&P 100 Plus Portfolio; and

            (4) the cost savings that can be achieved by combining the assets of the Balanced Portfolio with those of the S&P 100 Plus Portfolio through greater economies of scale (in this regard, see "Comparison of the Portfolios - Expenses."

     The Board further considered that the Reorganization potentially may reduce or eliminate certain duplicative costs and expenses presently incurred for services that are separately provided for both the Balanced Portfolio and the S&P 100 Plus Portfolio. The Board also anticipates that the increased assets of the combined Portfolio resulting from the Reorganization would enable the shareholders of the S&P 100 Plus Portfolio (including the former shareholders of the Balanced Portfolio) to realize economies of scale by spreading certain fixed expenses (such as printing costs and fees for professional services) over a larger asset base and by eliminating certain audit and state registration fees. Expenses that are based on the value of assets, such as advisory fees, the number of shareholder accounts processed by the transfer agent, depository fees, and the like, also potentially may be reduced by the Reorganization. In short, the former shareholders of the Balanced Portfolio who become shareholders of the S&P 100 Plus Portfolio potentially may enjoy a lower overall expense ratio. See "Comparison of the Portfolios - Expenses." There of course can be no assurance that these economies of scale and a lower overall expense ratio would be obtained.

DESCRIPTION OF SECURITIES TO BE ISSUED

     Principal Preservation is a Maryland corporation organized in 1984 as an open-end, diversified investment company. Principal Preservation is a series company, which means that its Board of Directors may establish additional portfolios at any time.

     The authorized Common Stock of Principal Preservation consists of one billion shares, par value $0.001 per share. The shares of Principal Preservation are presently divided into nine separate series: Government Portfolio, Insured Tax-Exempt Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Select Value Portfolio, Dividend Achievers Portfolio, Balanced Portfolio, Wisconsin Tax-Exempt Portfolio and Cash Reserve Portfolio, consisting of 50 million shares in each of the first eight Portfolios and 400 million in the Cash Reserve Portfolio.

The Cash Reserve Portfolio's shares are further subdivided into separate classes of 200 million shares each, Class X Common Stock (Retail Class) and Class Y Common Stock (Institutional Class). There presently is pending a separate reorganization, similar to the Reorganization, which would consolidate the Insured Tax-Exempt Portfolio with and into the Tax-Exempt Portfolio. That transaction is subject to approval by the shareholders of the Insured Tax-Exempt Portfolio. The Board of Directors of Principal Preservation may authorize the issuance of additional series and, within a series, additional classes of stock, and may increase or decrease the number of shares in each series or class.

     Each share of Principal Preservation has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and nonassessable. Each share of a series is entitled to participate pro rata in any dividends or other distributions declared by the Board of Directors of Principal Preservation with respect to that series, and all shares of a series have equal rights in the event of liquidation of that series. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Each share of each series of Principal Preservation (including each share of each of the Portfolios) is entitled to one vote on each matter presented to shareholders of that series. As a Maryland corporation, Principal Preservation is not required to hold, and in the future does not intend to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract. On matters affecting an individual series (such as approval of advisory or sub-advisory contracts and changes in fundamental investment policies of a series) a separate vote of the shares of that series is required. Shares of a series are not entitled to vote on any matter not affecting that series. All shares of each series vote together in the election of directors. Shares do not have cumulative voting rights.

TAX CONSIDERATIONS

     It is a condition to the Reorganization that Principal Preservation must receive an opinion from Quarles & Brady, counsel to Principal Preservation, to the effect that, for Federal income tax purposes: (a) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code; (b) no gain or loss will be recognized by either Portfolio upon the transfer of assets of the Balanced Portfolio in exchange for shares of the S&P 100 Plus Portfolio; (c) no gain or loss will be recognized by shareholders of the Balanced Portfolio upon the exchange of their shares of the Balanced Portfolio for shares of the S&P 100 Plus Portfolio; (d) the S&P 100 Plus Portfolio's basis in the assets acquired from the Balanced Portfolio will be same as the basis of those assets in the hands of the Balanced Portfolio immediately prior to the exchange; (e) the holding period of the assets of the Balanced Portfolio in the hands of the S&P 100 Plus Portfolio will include the holding period of the Balanced Portfolio; (f) the basis of shares of the S&P 100 Plus Portfolio received by each shareholder of the Balanced Portfolio pursuant to the Reorganization will be the same as the shareholder's basis in shares of the Balanced Portfolio surrendered in the exchange; and (g) the holding period of shares of the S&P 100 Plus Portfolio received by each shareholder of the Balanced Portfolio pursuant to the Reorganization will include the shareholder's holding period of shares of the Balanced Portfolio surrendered in the exchange, provided that the latter shares were held as capital assets on the Closing Date.

     Such opinion will not be binding on the Internal Revenue Service, and Principal Preservation does not intend to seek a private letter ruling with respect to the tax impacts of the Reorganization. If for any reason the Reorganization does not qualify as a tax-free reorganization for Federal income tax purposes, the Reorganization would be treated as a taxable asset sale and purchase. The Balanced Portfolio would recognize gain or loss on the transaction measured by the difference between the consideration received by the Balanced Portfolio and the tax basis of the Balanced Portfolio assets. The tax basis of the assets acquired by the S&P 100 Plus Portfolio would equal the purchase price plus the amount of liabilities, if any, transferred to the S&P 100 Plus Portfolio. Upon distribution of shares of the S&P 100 Plus Portfolio in the liquidation of the Balanced Portfolio, the shareholders of the Balanced Portfolio would recognize gain or loss on the disposition of their Balanced Portfolio shares measured by the difference between the fair market value of the S&P 100 Plus Portfolio shares received by them and the basis of the Balanced Portfolio shares surrendered in the exchange.

     Notwithstanding the foregoing, it is expected that the Balanced Portfolio will recognize gain on sales of its portfolio securities to be effected prior to the Reorganization in order to dispose of securities which are not eligible for purchase by the S&P 100 Plus Portfolio, or which simply are incompatible with the S&P 100 Plus

Portfolio's current investment strategies and programs. As noted above, any capital gains realized by the Balanced Portfolio as a result of such sales must be distributed to its shareholders prior to, or as soon as reasonably practicable following, the Reorganization. A shareholder of the Balanced Portfolio likely will recognize a capital gain for Federal income tax purposes to the extent of any such distribution, absent special circumstances applicable to that shareholder. In addition, any shareholder of the Balanced Portfolio who elects to redeem shares of the S&P 100 Plus Portfolio received in the Reorganization, or who elects to exchange those shares for shares in another Principal Preservation mutual fund, or who elects to redeem or exchange his or her shares of the Balanced Portfolio in advance of the Reorganization, will recognize gain or loss for Federal income tax purposes in an amount equal to difference between the amount of the cash proceeds received in such redemption or the value of the shares received in such exchange, as the case may be, and the shareholder's tax basis in the shares so redeemed or exchanged. In the event of an exchange, the shareholders' tax basis in the shares received in the exchange will be increased or decreased in an amount equal to the amount of the gain or loss so realized. For a more detailed description of tax consequences associated with redemptions and exchanges of shares, please refer to the accompanying May 1, 1995 Prospectus.

     The foregoing discussion of Federal tax consequences is included herein for general information only. Each shareholder should consult with his or her own tax adviser as to the specific tax consequences of the Reorganization, including the application and effect of state and local tax laws. Because of special or unique circumstances applicable to any given shareholder, the tax consequences of the Reorganization and/or investment alternatives could be significantly different.

CAPITALIZATION

     The following table shows the unaudited capitalization of the Balanced Portfolio and the S&P 100 Plus Portfolio, respectively, as of December 31, 1995, and the unaudited pro forma capitalization of the S&P 100 Plus Portfolio as of that date giving effect to the Reorganization:


                                                              PRO FORMA
                                    BALANCED    S&P 100 PLUS  COMBINED
                                    PORTFOLIO   PORTFOLIO     PORTFOLIO
                                    ----------  ------------  -----------

      Net Assets .................  $7,023,083  $57,061,615   $64,042,860
      Net Asset Value Per Share ..  $12.02      $19.53        $19.53
      Shares Outstanding .........  584,480     2,922,304     3,279,767



     THE BOARD OF DIRECTORS OF PRINCIPAL PRESERVATION UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE BALANCED PORTFOLIO VOTE FOR APPROVAL OF THE PLAN AND THE REORGANIZATION.


                                 MISCELLANEOUS

PRINCIPAL SHAREHOLDERS

     As of the Record Date, no person was known to own of record or beneficially 5% or more of the outstanding shares of either Portfolio. The directors and officers of Principal Preservation as a group own less than 1% of the outstanding shares of each Portfolio. Neither Principal Preservation nor either Portfolio is "controlled" (as that term is defined in the 1940 Act) by any person.

AUDITORS

     The firm of Arthur Andersen LLP has served Principal Preservation as independent accountants and auditors since its inception in 1985. Arthur Andersen LLP has no direct or indirect financial interest in Principal Preservation or the Portfolios except as auditors and independent public accountants. No representative of Arthur Andersen LLP is expected to be present at the Meeting.

INTERESTS OF EXPERTS AND COUNSEL

     No expert or counsel named herein has a substantial interest in Principal Preservation, either Portfolio, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

COST OF SOLICITATION

     Expenses in connection with the solicitation of proxies will be borne by Ziegler. Upon request, Ziegler will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. Solicitation of proxies will be principally by mail. Proxies also may be solicited in person, or by telephone or telegraph, by officers of Principal Preservation or by officers and employees of Ziegler or by dealers and their representatives, without special compensation. Proxies may also be solicited by a professional proxy solicitation service if management of Principal Preservation should determine that solicitation by such means is advisable.

OTHER MATTERS

     The Board of Directors has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the meeting or any adjournment thereof.

SHAREHOLDER MEETINGS

     Principal Preservation is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. Principal Preservation's Bylaws provide that Principal Preservation is not required to hold a shareholder meeting in any year in which the election of directors, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of Principal Preservation or any of its series, including the Portfolios, under the 1940 Act. Meetings of shareholders of any series will be held when and as determined necessary by the Board of Directors of Principal Preservation and in accordance with the 1940 Act. However, shareholders of any portfolio series wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of Principal Preservation at 215 North Main Street, West Bend, Wisconsin 53095-3348.

                                                                     APPENDIX A



                   PRINCIPAL PRESERVATION BALANCED PORTFOLIO
                     PLAN OF REORGANIZATION AND LIQUIDATION


     This Plan of Reorganization and Liquidation is made as of this 20th day of February, 1996, by Principal Preservation Portfolios, Inc. ("Principal Preservation"), on behalf of its two series known as the Balanced Portfolio and the S&P 100 Plus Portfolio.

                                R E C I T A L S

     WHEREAS, Principal Preservation: (a) is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) presently has designated nine separate series or investment portfolios including the Balanced Portfolio and the S&P 100 Plus Portfolio;

     WHEREAS, this Plan is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Code. The Reorganization will comprise the transfer of substantially all of the assets of the Balanced Portfolio to the S&P 100 Plus Portfolio in exchange solely for shares of the S&P 100 Plus Portfolio's Common Stock, and the constructive distribution at the Effective Time of such shares of the S&P 100 Plus Portfolio to the shareholders of the Balanced Portfolio in liquidation of the Balanced Portfolio, all upon the terms and conditions hereinafter set forth in this Plan; and

     WHEREAS, the adoption and performance of this Plan has been authorized by Principal Preservation's Board of Directors and, prior to the Closing Date, will have been duly authorized by all other necessary corporate action on the part of Principal Preservation, including approval by the shareholders of the Balanced Portfolio.


                               A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1.  DEFINITIONS

     For purposes of this Plan, the following terms shall have the respective meanings set forth below:

    1.1 "BALANCED PORTFOLIO" means the Balanced Portfolio, a designated series or investment portfolio of Principal Preservation.

    1.2 "BALANCED PORTFOLIO SHAREHOLDERS" means the holders of record of the issued and outstanding shares of common stock of the Balanced Portfolio as of the close of business on the Valuation Date.

    1.3 "BALANCED PORTFOLIO SHAREHOLDER MEETING" means a meeting of the shareholders of the Balanced Portfolio to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of Principal Preservation to consider and vote upon the approval of this Plan and the transactions contemplated hereby.

    1.4 "BALANCED PORTFOLIO SHARES" means the issued and outstanding shares of common stock of the Balanced Portfolio.

    1.5 "CLOSING" means the transfer to the S&P 100 Plus Portfolio of the assets of the Balanced Portfolio against delivery to the Balanced Portfolio of the S&P 100 Plus Portfolio Shares as described in Section 2.1 of this Plan.

    1.6 "CLOSING DATE" means May 1, 1996, or such other date as the parties may mutually determine.

    1.7 "CODE" means the Internal Revenue Code of 1986, as amended.

    1.8 "DEPOSITORY" means B.C. Ziegler & Company, acting in its capacity as depository with respect to the assets of the Balanced Portfolio and the S&P 100 Plus Portfolio.

    1.9 "EFFECTIVE TIME" means 8:00 a.m. Central Time on the Closing Date.

    1.10 "EXCLUDED ASSETS" shall have the meaning set forth in Section 2.3 of this Plan.

    1.11 "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

    1.12 "PERSON" means an individual or a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other entity, as the context requires.

    1.13 "PLAN" means this Plan of Reorganization and Liquidation, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

    1.14 "PRINCIPAL PRESERVATION" means Principal Preservation Portfolios, Inc., a corporation which: (a) is duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) presently his designated nine separate series of its Common Stock, par value $.001 per share, including the Balanced Portfolio and the S&P 100 Plus Portfolio.

    1.15 "PRINCIPAL PRESERVATION PROSPECTUS" means the Prospectus, dated May 1, 1995, as supplemented on September 1, 1995 and January 31, 1996, of Principal Preservation relating to the Balanced and S&P 100 Plus Portfolios, among other series of Principal Preservation, included in Post-Effective Amendment No. 26 to Principal Preservation's Registration Statement on Form N-1A (Securities Act Reg. No. 33-12), as filed with the SEC on March 2, 1995 pursuant to Rule 485(a) under the Securities Act.

    1.16 "REORGANIZATION" means the transactions described in and contemplated by this Plan.

    1.17 "REQUIRED BALANCED PORTFOLIO SHAREHOLDER VOTE" shall have the meaning specified in Section 3.1 of this Plan.

    1.18 "SEC" means the United States Securities and Exchange Commission.

    1.19 "SECURITIES ACT" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

    1.20 "S&P 100 PLUS PORTFOLIO" means the S&P 100 Plus Portfolio, a designated series or investment portfolio of Principal Preservation.

    1.21 "S&P 100 PLUS PORTFOLIO SHARES" means the shares of Common Stock of the S&P 100 Plus Portfolio to be issued pursuant to this Plan, as described in
Section 2.1 hereof.

    1.22 "VALUATION DATE" shall have the meaning set forth in Section 2.4 of this Plan.

2.  REORGANIZATION AND LIQUIDATION OF THE BALANCED PORTFOLIO.


    2.1 TRANSFER OF BALANCED PORTFOLIO ASSETS; ISSUANCE OF S&P 100 PLUS PORTFOLIO SHARES. At or prior to the Effective Time, all of the assets of the Balanced Portfolio, except the Excluded Assets, shall be delivered to the Depository for the account of the S&P 100 Plus Portfolio, in exchange for, and against delivery to the Balanced Portfolio of, that number of S&P 100 Plus Portfolio Shares (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) having an aggregate net asset value equal to the value of the assets of the Balanced Portfolio so delivered, all determined and adjusted as provided in Section 2.2 of this Plan. As of the

Effective Time and following delivery of such assets to the Depository, the S&P 100 Plus Portfolio shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges, charges, claims or encumbrances of any and every kind.

    2.2 COMPUTATION OF NET ASSET VALUE.

     (a) The net asset value of the S&P 100 Plus Portfolio Shares and the net value of the assets of the Balanced Portfolio transferred pursuant to this Plan shall, in each case, be determined as of the close of business on the New York Stock Exchange on the Valuation Date.

     (b) The net asset value of the S&P 100 Plus Portfolio Shares shall be computed in accordance with the practices and procedures of the S&P 100 Plus Portfolio described in the Principal Preservation Prospectus. Likewise, the value of the assets of the Balanced Portfolio to be transferred pursuant to this Plan shall be computed in accordance with the practices and procedures of the Balanced Portfolio described in the Principal Preservation Prospectus.

    2.3 EXCLUDED ASSETS. There shall be deducted from the assets of the Balanced Portfolio described in Section 2.1 all organizational expenses and other assets of the Balanced Portfolio that would not have value to the S&P 100 Plus Portfolio, as well as cash in an amount estimated by Principal Preservation to be sufficient to pay all liabilities of the Balanced Portfolio accrued and unpaid as of the Effective Time, including, without limitation: (a) amounts owed or to be owed to any Balanced Portfolio Shareholder, including declared but unpaid dividends and capital gains distributions; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Balanced Portfolio up to and including the Closing Date and estimated to be incurred after the Closing Date in connection with winding up the affairs of, and liquidating, the Balanced Portfolio (together the "Excluded Assets").

    2.4 VALUATION DATE. The assets of the Balanced Portfolio and the per share net asset value of the S&P 100 Plus Portfolio Shares shall be valued as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (the "Valuation Date"). The stock transfer books of the Balanced Portfolio shall be permanently closed as of the close of business on the Valuation Date, and only requests for the redemption of shares of the Balanced Portfolio received in proper form prior to the close of trading on the New York Stock Exchange on the Valuation Date shall be accepted by the Balanced Portfolio. Redemption requests thereafter received by the Balanced Portfolio shall be deemed to be redemption requests for S&P 100 Plus Portfolio Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Balanced Portfolio Shareholders pursuant to this Plan.

    2.5 DECLARATION OF DIVIDENDS AND CAPITAL DISTRIBUTIONS BY THE BALANCED PORTFOLIO. On or prior to the Closing Date, the Balanced Portfolio will declare a dividend to shareholders of record of the Balanced Portfolio as of or prior to the Closing Date so that, for the short taxable year of the Balanced Portfolio ending on the date on which the Balanced Portfolio is completely liquidated and discontinued, the Balanced Portfolio will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain (within the meaning of Section 852(b)(3) of the Code) and ninety percent (90%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and (b) is sufficient to avoid any excise tax on the Balanced Portfolio under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Closing Date are in fact paid by the Balanced Portfolio prior to the end of such calendar year to the shareholders of the Balanced Portfolio as of the record date for determining shareholders entitled to receive payment of such dividend.

    2.6 LIQUIDATION. As soon as reasonably practicable after the Closing Date, the Balanced Portfolio shall pay or make provisions for all of its debts, liabilities and taxes, and distribute all remaining assets, including the S&P 100 Plus Portfolio Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, to the Balanced Portfolio Shareholders, and the Balanced Portfolio's status as a designated series of shares of Principal Preservation shall be discontinued.

    2.7 ISSUANCE OF S&P 100 PLUS PORTFOLIO SHARES. On the Closing Date, Principal Preservation shall instruct its transfer agent to record on Principal Preservation's books and records the pro rata interest of each of the Balanced Portfolio Shareholders in the S&P 100 Plus Portfolio Shares in the name of such Balanced Portfolio Shareholder. All Balanced Portfolio Shares then issued and outstanding shall thereupon be canceled on the books of Principal Preservation. Principal Preservation shall forward a confirmation of such ownership to each of the Balanced Portfolio Shareholders. No redemption or repurchase of such S&P 100 Plus Portfolio Shares credited to any Balanced Portfolio Shareholder in respect of his or her Balanced Portfolio Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to Principal Preservation for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to Principal Preservation.

    2.8 LIABILITIES AND EXPENSES. The S&P 100 Plus Portfolio shall not assume any liability of the Balanced Portfolio and the Balanced Portfolio shall use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.

3.           CONDITIONS PRECEDENT TO CLOSING

     The Closing of the Reorganization is subject to the conditions that on or before the Closing Date:


    3.1 APPROVAL OF PLAN BY SHAREHOLDERS OF THE BALANCED PORTFOLIO. The Balanced Portfolio Shareholder Meeting shall have been duly called and held in accordance with the provisions of the Investment Company Act, the Maryland General Corporation Law and the Articles of Incorporation and Bylaws of Principal Preservation, including compliance with the notice and quorum requirements thereunder, and at such meeting the Plan shall have been approved by the affirmative vote of the lesser of: (a) 67% or more of the Balanced Portfolio Shares present at the Balanced Portfolio Shareholder Meeting and entitled to vote, provided shareholders who are the owners of more than 50% of the Balanced Portfolio Shares outstanding and entitled to vote on the Plan at the Balanced Portfolio Shareholder Meeting are present at such Meeting in person or by proxy; or (b) more than 50% of the Balanced Portfolio Shares outstanding and entitled to vote on approval of the Plan at the Balanced Portfolio Shareholder Meeting (the "Required Balanced Portfolio Shareholder Vote").

    3.2 NO ADVERSE ACTIONS. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby.

    3.3 CONSENTS AND APPROVALS. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities) deemed necessary by Principal Preservation to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Balanced Portfolio.

    3.4 EFFECTIVENESS OF REGISTRATION STATEMENT ON FORM N-14. Principal Preservation's Registration Statement on Form N-14 to be prepared and filed with the SEC with respect to the S&P 100 Plus Portfolio Shares, including the Proxy Statement of the Balanced Portfolio soliciting approval of the Plan at the Balanced Portfolio Shareholder Meeting constituting a part thereof, shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of Principal Preservation, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

    3.5 TAX OPINION. Principal Preservation shall have obtained an opinion of Quarles & Brady, legal counsel to Principal Preservation, in form and substance reasonably satisfactory to its Board of Directors, to the effect that the Reorganization will constitute a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, and that, accordingly, for Federal income tax purposes: (i) no gain or loss will be recognized by either the Balanced Portfolio or the S&P 100 Plus Portfolio upon the transfer of assets of the Balanced Portfolio in exchange for the S&P 100 Plus Portfolio Shares; (ii) no gain or loss will be recognized by the

Balanced Portfolio Shareholders upon the liquidation of the Balanced Portfolio and the related surrender of their shares of the Balanced Portfolio in exchange for the S&P 100 Plus Portfolio Shares; (iii) the S&P 100 Plus Portfolio's basis in the assets acquired from the Balanced Portfolio will be the same as the basis of those assets in the hands of the Balanced Portfolio immediately prior to the exchange; (iv) the holding period of the assets of the Balanced Portfolio in the hands of the S&P 100 Plus Portfolio will include the holding period of the Balanced Portfolio; (v) the basis of the S&P 100 Plus Portfolio Shares received by each Balanced Portfolio Shareholder in connection with the reorganization will be the same as the Balanced Portfolio Shareholder's basis in his or her Balanced Portfolio Shares immediately prior to the Reorganization; and (vi) the holding period of the S&P 100 Plus Portfolio Shares received by each Balanced Portfolio Shareholder in connection with the Reorganization will include such Balanced Portfolio Shareholder's holding period of his or her Balanced Portfolio Shares held immediately prior to the Reorganization, provided that such Balanced Portfolio Shares were held by such Balanced Portfolio Shareholder as capital assets as of the Effective Time.

    3.6 DECLARATION OF DIVIDENDS BY THE BALANCED PORTFOLIO. Prior to or on the Closing Date, the Balanced Portfolio shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Balanced Portfolio's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

4. EXPENSES

     B.C. Ziegler and Company, the distributor of the shares for each of the Balanced Portfolio and the S&P 100 Plus Portfolio, will bear the expenses incurred by the Portfolios in connection with carrying out the provisions of this Plan.

5. TERMINATION

    5.1 MUTUAL AGREEMENT. This Plan may be terminated at any time by Principal Preservation, and will be terminated by Principal Preservation if any of the conditions precedent to the Reorganization or set forth in Article 3 has not been satisfied as of the Closing Date.

    5.2 EFFECTS OF TERMINATION. In the event of any such termination, there shall be no liability for damage on the part of either the Balanced Portfolio of the S&P 100 Plus Portfolio to the other.

6. AMENDMENT

    This Plan may be amended, modified or supplemented in such manner as Principal Preservation determines; provided, however, that following approval of the Plan by the Required Balanced Portfolio Shareholder Vote, no such amendment may change the provisions for determining the number of S&P 100 Plus Portfolio Shares to be issued to the Balanced Portfolio Shareholders in any fashion which adversely affects the Balanced Portfolio Shareholders, unless such amendment has been approved by the Balanced Portfolio Shareholders.

7. MISCELLANEOUS

    7.1 HEADINGS. The Article and Section headings contained in this Plan will have reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    7.2 GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, Principal Preservation's Articles of Incorporation and Bylaws, and the Principal Preservation Prospectus.

     IN WITNESS WHEREOF, on the authority of the Board of Directors of Principal Preservation, this Plan has been executed by Principal Preservation's duly authorized officer as of the day and year first written above.



                       BY ORDER OF THE BOARD OF DIRECTORS OF
                       PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                       (ON BEHALF OF THE BALANCED AND S&P 100 PLUS PORTFOLIOS)


                       By: /S/ R. D. ZIEGLER
                           R. D. Ziegler, Chairman of the Board and President


                       B.C. ZIEGLER AND COMPANY
                       (SOLELY FOR THE PURPOSE OF INDICATING ITS
                       AGREEMENT TO BE BOUND BY ARTICLE 4 HEREOF)


                       By: /S/ PETER D. ZIEGLER
                           Peter D. Ziegler, President and Chief Executive
                           Officer

                                                                     Rule 497(b)
                                                     1933 Act Reg. No. 333-01123
                                                      1940 Act File No. 811-4401

STATEMENT OF ADDITIONAL INFORMATION
     DATED MARCH 22, 1996
PRINCIPAL PRESERVATION PORTFOLIOS, INC.
215 North Main Street
West Bend, Wisconsin  53095
800-826-4600


     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus dated March 22, 1996, relating to the reorganization (the "Reorganization") of the Balanced Portfolio, a series of Principal Preservation Portfolios, Inc. ("Principal Preservation"), into the S&P 100 Plus Portfolio, another series of Principal Preservation. In connection with the Reorganization, the S&P 100 Plus Portfolio would acquire all of the assets of the Balanced Portfolio (net of its liabilities). In consideration for the Balanced Portfolio's transfer of its assets to the S&P 100 Plus Portfolio, the S&P 100 Plus Portfolio would issue to the Balanced Portfolio shares of Common Stock of the S&P 100 Plus Portfolio with an aggregate net asset value equal to the value of the assets transferred by the Balanced Portfolio. The Balanced Portfolio would thereafter distribute the shares of the S&P 100 Plus Portfolio so received to its shareholders on a pro rata basis, and the Balanced Portfolio subsequently would be liquidated and discontinued. As a result of the Reorganization, shareholders of the Balanced Portfolio would become shareholders of the S&P 100 Plus Portfolio. It is expected that the aggregate net asset value of the shares of the S&P 100 Plus Portfolio received by each shareholders of the Balanced Portfolio in the Reorganization would be equal, immediately following the Reorganization, to the aggregate net asset value of the shares of the Balanced Portfolio held by such shareholder immediately prior to the Reorganization.

     Except for the unaudited pro forma financial statements contained herein, the information otherwise required to be set forth in this Statement of Additional Information is included in: (i) the Prospectus of Principal Preservation (relating to both the Balanced Portfolio and the S&P 100 Plus Portfolio), dated May 1, 1995, as supplemented (the "May 1, 1995 Prospectus");
(ii) the Statement of Additional Information of Principal Preservation (relating to both the Balanced Portfolio and the S&P 100 Plus Portfolio), dated May 1, 1995, as supplemented (the "May 1, 1995 SAI"); and (iii) Principal Preservation's 1995 Annual Report to Shareholders (the "Annual Report"). The May 1, 1995 Prospectus, the May 1, 1995 SAI, and the Annual Report are incorporated by reference herein.

     Copies of the Proxy Statement/Prospectus, the May 1, 1995 Prospectus, the May 1, 1995 SAI, and the Annual Report may be obtained free of charge by writing to B.C. Ziegler and Company, the distributor for Principal Preservation (the "Distributor"), at 215 North Main Street, West Bend, Wisconsin 53095, or by calling the Distributor at (800) 826-4600.


                                    EXPERTS

     The audited financial statements of the Balanced Portfolio and the S&P 100 Plus Portfolio incorporated by reference into this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.


                        HISTORICAL FINANCIAL STATEMENTS

     The following audited historical financial statements and footnotes thereto of the Balanced Portfolio and the S&P 100 Plus Portfolio, together with the Report of the Independent Accountants thereon, are incorporated by reference herein from the Annual Report:

      (1) Balance Sheets for each of the Balanced Portfolio and the S&P 100 Plus Portfolio as of December 31, 1995;

      (2) Statements of Operations for each of the Balanced Portfolio and the S&P 100 Plus Portfolio for the year ended December 31, 1995;

      (3) Statements of Changes in Net Assets for each of the Balanced Portfolio and the S&P 100 Plus Portfolio for the years ended December 31, 1995 and 1994;

      (4) Schedule of Investments of each of the Balanced Portfolio and the S&P 100 Plus Portfolio as of December 31, 1995;

      (5) Financial Highlights for each of the Balanced Portfolio and the S&P 100 Plus Portfolio; and

      (6)  Notes to Financial Statements.


                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     Set forth below are the following unaudited pro forma financial statements: (a) unaudited Pro Forma Combining Statement of Assets and Liabilities for the Balanced Portfolio and the S&P 100 Plus Portfolio as of December 31, 1995, assuming the Reorganization had been consummated on that date; (b) unaudited Pro Forma Combining Statement of Operations for the Balanced Portfolio and the S&P 100 Plus Portfolio for the year ended December 31, 1995, giving effect to the Reorganization as if it had been consummated on January 1, 1995; and (c) unaudited Pro Form Combining Schedule of Investments of the Balanced Portfolio and the S&P 100 Plus Portfolio as of December 31, 1995, assuming the Reorganization had been consummated on that date.

     This unaudited pro forma financial information should be read in conjunction with, and is qualified in its entirety by, the audited historical financial statements and accompanying notes of the Balanced Portfolio and the S&P 100 Plus Portfolio included elsewhere in this Statement of Additional Information. These unaudited pro forma combining financial statements are intended for information purposes only, and are not necessarily indicative of the future financial position or future results of the S&P 100 Plus Portfolio.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.- S&P 100 PLUS AND BALANCED PORTFOLIO PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
      DECEMBER 31, 1995
         (unaudited)

                                   S&P 100                                                                          PRO FORMA
                                    PLUS              BALANCED          COMBINED              ADJUSTMENTS             EFFECT
                               ---------------     ---------------   ---------------        ---------------       ---------------
ASSETS:
Investments:
  Long-term investments
   in securities, (See
   Schedule of Investments)...     $53,320,630          $6,987,797       $60,308,427                 19,121 (c)       $60,327,548
   Short-term investments ....       3,851,931             237,763         4,089,694                (19,121)(c)         4,070,573
                               ---------------     ---------------   ---------------        ---------------       ---------------
       Total Investments......      57,172,561           7,225,560        64,398,121                   0.00            64,398,121

Cash .........................             500                 590             1,090                                        1,090

Receivables:
  Capital shares sold ........         115,712               4,303           120,015                                      120,015
  Dividends and interest......         121,292              58,565           179,857                                      179,857
                               ---------------     ---------------   ---------------        ---------------       ---------------
       Total receivables......         237,004              62,868           299,872                      0               299,872
Other assets .................           2,601                 137             2,738                      0                 2,738
                               ---------------     ---------------   ---------------        ---------------       ---------------
       Total Assets ..........     $57,412,666          $7,289,155       $64,701,821                      0           $64,701,821
                               ===============     ===============   ===============        ===============       ===============

LIABILITIES:
Payables:
  Capital shares redeemed.....          24,404             220,015           244,419                                      244,419
  Distributions to share-
    holders...................         160,676               3,384           164,060                 63,081 (d)           227,141
  Expenses ...................         104,783              42,673           147,456                (21,243)(h)           126,213
  Outstanding Option
    Contracts.................          61,188                 ---            61,188                                       61,188
                               ---------------     ---------------   ---------------        ---------------       ---------------
       Total Liabilities.....          351,051             266,072           617,123                 41,838               658,961
                               ---------------     ---------------   ---------------        ---------------       ---------------

NET ASSETS
Capital stock ................      36,593,532           5,825,124        42,418,656                535,236 (d)        42,953,892
Undistributed (overdistributed)
  net investment income ......           1,634                 311             1,945                                        1,945
Undistributed net realized
  gains (losses) on
  investments.................           5,698            (196,695)         (190,997)               196,695 (d)             5,698
Net unrealized appreciation
  on investments ............       20,460,751           1,394,343        21,855,094               (773,769)(d)        21,081,325
                               ---------------     ---------------   ---------------        ---------------       ---------------
       Total net assets ......      57,061,615           7,023,083        64,084,698                (41,838)           64,042,860
                               ---------------     ---------------   ---------------        ---------------       ---------------

       Total liabilities
          and net assets......     $57,412,666          $7,289,155       $64,701,821                      0           $64,701,821
                               ===============     ===============   ===============        ===============       ===============

Net asset value and
  redemption price
  per share ..................          $19.53              $12.02                                                         $19.53
                               ===============     ===============                                                ===============

Maximum offering price
  per share ..................          $20.45              $12.59                                                         $20.45
                               ===============     ===============                                                ===============

SHARES OUTSTANDING RECONCILIATION                                            BALANCED           CONVERSION            PRO FORMA
                                                                            REINVESTMENT        ADJUSTMENT              SHARES
                                                                            ------------        ----------            ----------
NET ASSETS....................      57,061,615           7,023,083           (41,838)(d)                               64,042,860
SHARES AUTHORIZED.............      50,000,000          50,000,000                                                     50,000,000
SHARES ISSUED AND OUTSTANDING.       2,922,304             584,480            48,525 (d)(i)     (275,542)(j)            3,279,767
NET ASSET VALUE AND
  REDEMPTION PRICE............           19.53               12.02                                                          19.53


The accompanying notes to the combining pro forma financial statements are an integral part of these statements.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.- S&P 100 PLUS PORTFOLIO AND BALANCED PORTFOLIO
PRO FORMA COMBINING STATEMENT OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 1995
          (unaudited)

                                          S&P 100                                                                     PRO FORMA
                                            PLUS             BALANCED           COMBINED        ADJUSTMENTS             EFFECT
                                         ---------           --------           --------        -----------            ---------
INVESTMENT INCOME:
Dividends ......................        $1,129,421           $131,463          $1,260,884                             $1,260,884
Interest .......................           142,330            205,588             347,918                                347,918
                                        ----------           --------          ----------       ---------            -----------
            Total investment
               income ..........         1,271,751            337,051           1,608,802                              1,608,802
EXPENSES:
Investment advisory fees .......           292,466             45,711             338,177         (11,355)(e)            326,822
Custodian fees .................            18,250              8,395              26,645          (6,100)(g)             20,545
Transfer agent fees ............            68,445              9,125              77,570                                 77,570
Broker service fees ............            90,873             18,792             109,665                                109,665
Professional fees ..............            47,876             27,740              75,616         (23,893)(f)(h)          51,723
Registration ...................            16,060             16,060              32,120         (16,060)(h)             16,060
Communication ..................            12,210              1,229              13,439                                 13,439
Director fees ..................            14,205              3,457              17,662                                 17,662
Pricing of investments .........             7,275              8,760              16,035          (8,760)(h)              7,275
Other ..........................             4,071              2,955               7,026          (2,955)(h)              4,071
                                        ----------          ---------          ----------       ---------            -----------
            Total expenses .....           571,731            142,224             713,955         (69,123)               644,832
Less expenses absorbed
     by advisor ................               ---            (47,880)            (47,880)         47,880 (i)                  0
                                        ----------          ---------          ----------       ---------            -----------
            Net expenses .......           571,731             94,344             666,075         (21,243)               644,832
                                        ----------          ---------          ----------       ---------            -----------
NET INVESTMENT INCOME ..........           700,020            242,707             942,727          21,243                963,970
                                        ----------          ---------          ----------       ---------            -----------

NET REALIZED GAINS
     ON INVESTMENTS ............         1,785,019            142,554           1,927,573         773,769 (d)          2,701,342
NET UNREALIZED APPRECIATION
     ON INVESTMENTS ............        12,487,128          1,369,971          13,857,099        (773,769)(d)         13,083,330
                                        ----------          ---------          ----------       ---------            -----------

            Net gains
               on investments ..        14,272,147          1,512,525          15,784,672                             15,784,672
                                        ----------          ---------          ----------       ---------            -----------

NET INCREASE
     IN NET ASSETS RESULTING
     FROM OPERATIONS ...........       $14,972,167         $1,755,232         $16,727,399         $21,243            $16,748,642
                                       ===========         ==========         ===========       =========            ===========


 The accompanying notes to the combining pro forma financial statements are an integral part of these statements.

                                 S&P 100 PLUS PORTFOLIO
                                 BALANCED PORTFOLIO
                                 PRO-FORMA COMBINING SCHEDULE OF INVESTMENTS
                                 DECEMBER 31, 1995

                                     S&P 100 PLUS     BALANCED PORTFOLIO      COMBINED           ADJUSTMENT      PRO-FORMA EFFECT
                                  ------------------ -------------------  ----------------    ----------------- ------------------
                                    NUMBER   MARKET    NUMBER   MARKET    NUMBER    MARKET     NUMBER   MARKET   NUMBER    MARKET
                                   OF SHARES  VALUE    OF SHARE  VALUE    OF SHARES  VALUE    OF SHARES  VALUE  OF SHARES   VALUE
                                   ---------  -----    --------  -----    ---------  -----    ---------  -----  ---------   ------
COMMON STOCKS - 94.1%
BASIC INDUSTRIES - 5.2%
  Aluminum Company of America       4,800   253,800       0         0      4,800    253,800      600    31,725    5,400   285,525
* Bethlehem Steel Corporation       2,900    40,600       0         0      2,900     40,600      400     5,600    3,300    46,200
  Boise Cascade Corporation         1,266    43,835       0         0      1,266     43,835      200     6,925    1,466    50,760
  Champion International            2,600   109,200       0         0      2,600    109,200      300    12,600    2,900   121,800
  Dow Chemical Company              7,250   510,219       0         0      7,250    510,219      900    63,338    8,150   573,557
  DuPont (E.I.) de Nemours and
    Company                        15,200 1,062,100       0         0     15,200  1,062,100    2,000   139,750   17,200 1,201,850
  Homestake Mining Company          3,800    59,375       0         0      3,800     59,375      500     7,813    4,300    67,188
  International Paper Company       6,800   257,550       0         0      6,800    257,550      900    34,088    7,700   291,638
  Monsanto Company                  3,300   404,250       0         0      3,300    404,250      400    49,000    3,700   453,250
  Weyerhaeuser Company              5,700   246,525       0         0      5,700    246,525      700    30,275    6,400   276,800
                                          ---------          --------             ---------            -------          ---------
                                          2,987,454                 0             2,987,454            381,113          3,368,567
CONSUMER DURABLES  - 4.7%
  Black & Decker Corporation        2,300    81,075       0         0      2,300     81,075      300    10,575    2,600    91,650
  Brunswick Corporation             2,600    62,400       0         0      2,600     62,400      300     7,200    2,900    69,600
  Chrysler Corporation             10,200   586,975       0         0     10,200    586,975    1,300    74,811   11,500   661,786
  Ford Motor Company               29,600   858,400       0         0     29,600    858,400    3,900   113,100   33,500   971,500
  General Motors Corporation       20,700 1,094,513       0         0     20,700  1,094,513    2,700   142,763   23,400 1,237,276
                                          ---------          --------             ---------            -------          ---------
                                          2,683,363                 0             2,683,363            348,449          3,031,812
CONSUMER NONDURABLES - 9.8%
  Avon Products, Inc.               2,000   150,750       0         0      2,000    150,750      300    22,613    2,300   173,363
  Coca-Cola Company                35,000 2,598,750       0         0     35,000  2,598,750    4,600   341,550   39,600 2,940,300
  Colgate-Palmolive Company         4,000   281,000   1,850   129,962      5,850    410,962   (1,300)  (91,325)   4,550   319,637
  Eastman Kodak Company             9,400   629,800   2,350   157,450     11,750    787,250   (1,100)  (73,700)  10,650   713,550
  Heinz (H.J.) Company             10,100   334,562       0         0     10,100    334,562    1,300    43,063   11,400   377,625
  International Flavors &
    Fragrances                      3,100   148,800   2,750   132,000      5,850    280,800   (2,300) (110,400)   3,550   170,400
  PepsiCo, Inc.                    21,900 1,223,662   3,100   173,213     25,000  1,396,875     (200)  (11,175)  24,800 1,385,700
  Polaroid Corporation              1,300    61,588       0         0      1,300     61,588      200     9,475    1,500    71,063
  Ralston Purina Group              2,900   180,888       0         0      2,900    180,888      400    24,950    3,300   205,838
  Gillette Company                      0         0   3,200   166,800      3,200    166,800   (3,200) (174,038)       0    (7,238)
  Kimberly-Clark Corporation            0         0   2,000   165,500      2,000    165,500   (2,000) (137,712)       0    27,788
                                          ---------          --------             ---------            -------          ---------
                                          5,609,800           924,925             6,534,725           (156,700)         6,378,025
CONSUMER SERVICE  - 8.7%
  Capital Cities/ABC, Inc.          4,300   530,512       0         0      4,300    530,512      600    69,932    4,900   600,444
  Walt Disney Company              14,300   843,700       0         0     14,300    843,700    1,900   110,867   16,200   954,567
* Harrah's Entertainment            2,850    69,112                        2,850     69,112      400     9,181    3,250    78,293
  Kmart Corporation                12,600    91,350       0         0     12,600     91,350    1,700    12,237   14,300   103,587
  Limited (The), Inc.              10,000   173,750       0         0     10,000    173,750    1,300    22,584   11,300   196,334
  May Department Stores Company     6,900   291,525       0         0      6,900    291,525      900    38,508    7,800   330,033
  McDonald's Corporation           19,400   875,425   3,500   157,938     22,900  1,033,363   (1,000)  (43,263)  21,900   990,100
  Sears, Roebuck and Co.           10,700   417,300       0         0     10,700    417,300    1,400    54,865   12,100   472,165
  Tandy Corporation                 2,000    83,000       0         0      2,000     83,000      300    10,951    2,300    93,951
* Toys "R" Us, Inc.                 7,625   165,844       0         0      7,625    165,844    1,000    22,058    8,625   187,902
  Wal-Mart Stores, Inc.            63,500 1,420,813       0         0     63,500  1,420,813    8,300   186,594   71,800 1,607,407
  Dun & Bradstreet Corporation          0         0   2,300   148,925      2,300    148,925   (2,300) (148,925)       0         0
  Walgreen Co.                          0         0   5,400   161,325      5,400    161,325   (5,400) (161,325)       0         0
                                          ---------          --------             ---------            -------          ---------
                                          4,962,331           468,188             5,430,519            184,264          5,614,783

        Percentages shown are a percent of Pro Forma net assets. The accompanying notes to Pro Forma Combining Statements are an integral part of this schedule.

                                 S&P 100 PLUS PORTFOLIO
                                 BALANCED PORTFOLIO
                                 PRO-FORMA COMBINING SCHEDULE OF INVESTMENTS
                                 DECEMBER 31, 1995

                                     S&P 100 PLUS     BALANCED PORTFOLIO      COMBINED           ADJUSTMENT      PRO-FORMA EFFECT
                                  ------------------ -------------------  ----------------    ----------------- ------------------
                                    NUMBER   MARKET   NUMBER   MARKET  NUMBER    MARKET     NUMBER     MARKET     NUMBER    MARKET
                                   OF SHARES  VALUE  OF SHARE  VALUE  OF SHARES  VALUE    OF SHARES    VALUE    OF SHARES   VALUE
                                   ---------  -----  --------  -----  ---------  -----    ---------    -----    ---------   ------
CAPITAL GOODS  - 10.7%
  The Boeing Company                9,350   732,806      0         0    9,350    732,806      1,200     95,891    10,550   828,697
  Fluor Corporation                 2,300   151,800      0         0    2,300    151,800        300     19,841     2,600   171,641
  General Dynamics Corporation      1,800   106,425      0         0    1,800    106,425        200     14,025     2,000   120,450
  General Electric Company         46,100 3,319,200  2,300   165,600   48,400  3,484,800      3,800    270,233    52,200 3,755,033
  Minnesota Mining and
    Manufacturing Company           1,700   775,125  2,200   145,750    3,900    920,875       (200)   (43,998)    3,700   876,877
  Raytheon Company                  6,700   316,575      0         0    6,700    316,575        900     41,764     7,600   358,339
  Rockwell International
    Corporation                     6,100   322,538      0         0    6,100    322,538        800     42,426     6,900   364,964
* Teledyne, Inc.                    1,500    38,438      0         0    1,500     38,438        200      4,924     1,700    43,362
  United Technologies Corporation   3,500   332,062      0         0    3,500    332,062        500     43,742     4,000   375,804
  Avery-Dennison Corporation            0         0  3,300   165,412    3,300    165,412     (3,300)  (165,412)        0         0
                                          ---------         --------           ---------              --------           ---------
                                          6,094,969          476,762           6,571,731               323,436           6,895,167
ENERGY  - 11.6%
  Amoco Corporation                13,700   984,687  2,000   143,750   15,700  1,128,437       (200)   (14,273)   15,500 1,114,164
  Atlantic Richfield Company        4,400   487,300      0         0    4,400    487,300        600     63,759     5,000   551,059
  Baker Hughes Incorporated         3,860    94,087      0         0    3,860     94,087        500     12,511     4,360   106,598
  Coastal Corporation               2,900   108,025      0         0    2,900    108,025        400     14,232     3,300   122,257
  Exxon Corporation                34,300 2,748,288  1,900   152,237   36,200  2,900,525      2,600    208,293    38,800 3,108,818
  Halliburton Company               3,200   162,000      0         0    3,200    162,000        400     21,084     3,600   183,084
  Mobil Corporation                11,000 1,232,000  1,350   151,200   12,350  1,383,200        100     10,408    12,450 1,393,608
  Occidental Petroleum Corporation  8,800   188,100      0         0    8,800    188,100      1,100     24,494     9,900   212,594
  Schlumberger Limited              6,700   463,975      0         0    6,700    463,975        900     61,188     7,600   525,163
  Williams Companies, Inc.          2,800   122,850      0         0    2,800    122,850        400     16,270     3,200   139,120
  Royal Dutch Petroleum Company         0         0  1,100   155,238    1,100    155,238     (1,100)  (155,238)        0         0
                                          ---------         --------           ---------              --------           ---------
                                          6,591,312          602,425           7,193,737               262,728           7,456,465
FINANCIAL - 8.7%
  American International Group,
    Inc.                           13,143 1,215,728      0         0   13,143  1,215,728      1,700    159,812    14,843 1,375,540
  American Express Company         13,500   558,562      0         0   13,500    558,562      1,800     73,199    15,300   631,761
  American General Corporation      5,600   195,300      0         0    5,600    195,300        700     25,726     6,300   221,026
  BankAmerica Corporation          10,300   666,925  2,100   135,975   12,400    802,900       (700)   (48,280)   11,700   754,620
  CIGNA Corporation                 2,000   206,500      0         0    2,000    206,500        300     27,173     2,300   233,673
  Citicorp                         11,700   786,825      0         0   11,700    786,825      1,500    103,301    13,200   890,126
  First Chicago Corporation         8,725   344,638      0         0    8,725    344,638      1,100     45,018     9,825   389,656
  First Fidelity Bancorporation     2,200   165,825      0         0    2,200    165,825        300     21,475     2,500   187,300
  First Interstate Bancorp          2,300   313,950      0         0    2,300    313,950        300     41,378     2,600   355,328
  Great Western Financial
    Corporation                     3,650    93,075      0         0    3,650     93,075        500     12,319     4,150   105,394
  ITT Hartford Group, Inc.           3200   154,800      0         0    3,200    154,800        400     20,455     3,600   175,255
  Merrill Lynch & Co., Inc.         4,900   249,900      0         0    4,900    249,900        600     32,556     5,500   282,456
  Banc One Corporation                  0         0  3,388   127,897    3,388    127,897     (3,388)  (127,897)        0         0
  Federal National Mortgage
    Association                         0         0  1,550   192,394    1,550    192,394     (1,550)  (192,394)        0         0
  Jefferson-Pilot Corporation           0         0  3,412   158,681    3,412    158,681     (3,412)  (158,681)        0         0
                                          ---------         --------           ---------              --------           ---------
                                          4,952,028          614,947           5,566,975                35,160           5,602,135
HEALTH CARE  - 10.4%
  Baxter International Inc.         7,600   318,250      0         0    7,600    318,250      1,000     41,896     8,600   360,146
  Bristol-Myers Squibb Company     14,260 1,224,578      0         0   14,260  1,224,578      1,900    160,598    16,160 1,385,176
  Johnson & Johnson                17,800 1,524,125  2,000   171,250   19,800  1,695,375        300     28,869    20,100 1,724,244
  Mallinckrodt Group Inc.           2,100    76,387      0         0    2,100     76,387        300      9,735     2,400    86,122
  Merck & Co., Inc.                34,200 2,248,650      0         0   34,200  2,248,650      4,500    295,257    38,700 2,543,907

            Percentages shown are a percent of Pro Forma net assets.
 The accompanying notes to Pro Forma Combining Statements are an integral part of this schedule.

                                 S&P 100 PLUS PORTFOLIO
                                 BALANCED PORTFOLIO
                                 PRO-FORMA COMBINING SCHEDULE OF INVESTMENTS
                                 DECEMBER 31, 1995

                                     S&P 100 Plus     Balanced Portfoli0      Combined         Adjustment      Pro-Forma Effect
                                  ------------------ -------------------  ----------------  ----------------- ------------------
                                    Number   Market    Number   Market    Number    Market   Number   Market     Number    Market
                                   of Shares  Value    of Share  Value    of Shares  Value  of Shares  Value    of Shares   Value
                                   ---------  -----    --------  -----    ---------  -----  ---------  -----    ---------   ------

HEALTH CARE  - 10.4% (continued)
  Pharmacia & Upjohn, Inc.         13,860   537,075      0         0     13,860    537,075    1,800      70,596    15,660   607,671
  Schering-Plough Corporation           0         0  2,600   142,350      2,600    142,350   (2,600)   (142,350)        0         0
                                          ---------         --------            ----------            ---------           ----------
                                          5,929,065          313,600             6,242,665              464,601           6,707,266
TECHNOLOGY  - 10.5%
  AMP Incorporated                  5,800   222,575  3,000   115,125      8,800    337,700   (2,200)    (85,959)    6,600   251,741
* Ceridian Corporation              1,800    74,250      0         0      1,800     74,250      200       9,463     2,000    83,713
* Computer Sciences Corporation     1,400    98,350      0         0      1,400     98,350      200      13,066     1,600   111,416
* Digital Equipment Corporation     4,100   262,913      0         0      4,100    262,913      500      34,599     4,600   297,512
* Federal Express Corporation       1,500   110,812      0         0      1,500    110,812      200      14,456     1,700   125,268
  Harris Corporation                1,100    60,088      0         0      1,100     60,088      100       7,966     1,200    68,054
  Hewlett-Packard Company          14,000 1,172,500      0         0     14,000  1,172,500    1,800     153,656    15,800 1,326,156
  Honeywell Inc.                    3,700   179,912      0         0      3,700    179,912      500      23,649     4,200   203,561
  International Business  Machine  15,700 1,440,475      0         0     15,700  1,440,475    2,100     189,215    17,800 1,629,690
  Intel Corporation                23,000 1,305,250      0         0     23,000  1,305,250    3,000     171,469    26,000 1,476,719
* National Semiconductor  Corpora   3,300    73,425      0         0      3,300     73,425      400       9,686     3,700    83,111
  Northern Telecom Limited          6,900   296,700      0         0      6,900    296,700      900      38,754     7,800   335,454
  Tektronix, Inc.                     800    39,300      0         0        800     39,300      100       5,267       900    44,567
  Texas Instruments Inc.            5,000   258,750      0         0      5,000    258,750      700      33,944     5,700   292,694
* Unisys Corporation                4,700    26,437      0         0      4,700     26,437      700       3,676     5,400    30,113
  Xerox Corporation                 2,847   390,039  1,150   157,550      3,997    547,589     (800)   (106,139)    3,197   441,450
  General Motors Corp $3.25 Pfd S       0         0  1,900   139,175      1,900    139,175   (1,900)   (139,175)        0         0
  Loral Corporation                     0         0  5,200   183,950      5,200    183,950   (5,200)   (183,950)        0         0
  Pitney Bowes Inc.                     0         0  2,900   136,300      2,900    136,300   (2,900)   (136,300)        0         0
                                          ---------         --------            ----------            ---------           ----------
                                          6,011,776          732,100             6,743,876               57,343           6,801,219
TRANSPORATION  - 1.2%
  Burlington Northern Santa Fe Co   3,900   304,200      0         0      3,900    304,200      500      39,685     4,400   343,885
  Delta Air Lines, Inc.             1,400   103,425      0         0      1,400    103,425      200      13,412     1,600   116,837
  Norfolk Southern Corporation      3,800   301,625      0         0      3,800    301,625      500      39,851     4,300   341,476
                                          ---------         --------            ----------            ---------           ----------
                                            709,250                0               709,250               92,948             802,198
UTILITIES - 11.8%
  American Telephone and Telegrap  43,742 2,832,295  1,900   123,025     45,642  2,955,320    3,800     248,653    49,442 3,203,973
  American Electric Power  Compan   5,100   206,550      0         0      5,100    206,550      700      27,123     5,800   233,673
  Ameritech Corporation            15,300   902,700      0         0     15,300    902,700    2,000     118,717    17,300 1,021,417
  Bell Atlantic Corporation        12,000   802,500      0         0     12,000    802,500    1,600     105,092    13,600   907,592
  Entergy Corporation               6,400   187,200      0         0      6,400    187,200      800      24,792     7,200   211,992
  MCI Communications  Corporation  18,800   491,150      0         0     18,800    491,150    2,500      64,727    21,300   555,877
  NYNEX Corporation                11,800    637200      0         0     11,800    637,200    1,500      83,694    13,300   720,894
  Southern Company                 18,400   453,100      0         0     18,400    453,100    2,400      59,415    20,800   512,515
  Unicom Corporation                5,900   193,225      0         0      5,900    193,225      800      25,392     6,700   218,617
  GTE Corporation                       0         0  3,900   171,600      3,900    171,600   (3,900)   (171,600)        0         0
  SBC Communications Inc.               0         0  3,000   172,500      3,000    172,500   (3,000)   (172,500)        0         0
                                          ---------         --------            ----------            ---------           ----------
                                          6,705,920          467,125             7,173,045              413,505           7,586,550
Total Common Stocks
(cost $32,754,313, 3,210,177 and
$38,157,168, respectively)               53,237,268        4,600,072            57,837,340            2,406,846          60,244,186
                                         ----------        ---------            ----------            ---------          ----------

            Percentages shown are a percent of Pro Forma net assets.
 The accompanying notes to Pro Forma Combining Statements are an integral part of this schedule.

                                 S&P 100 PLUS PORTFOLIO
                                 BALANCED PORTFOLIO
                                 PRO-FORMA COMBINING SCHEDULE OF INVESTMENTS
                                 DECEMBER 31, 1995

                                                   S&P 100 PLUS                 BALANCED PORTFOLIO                COMBINED
                                               -----------------------       ----------------------        ---------------------
                                                 NUMBER         MARKET        NUMBER        MARKET          NUMBER          MARKET
                                               OF SHARES        VALUE        OF SHARE       VALUE          OF SHARES        VALUE
                                               ---------        ------       --------       ------         ---------        ------
Preferred Stock
  Teledyne Inc. Ser E Preferred                      60           862               0             0                60           862
                                                          -----------                    ----------                     -----------
Option Contracts Purchased
  SPX March 96 615 Cal                            5,500        82,500                             0              5500         82500
                                                          -----------                    ----------                     -----------
CORPORATE BONDS
  Northern States Power,6.125%,
    due 12-01-2005                                    0             0         300,000       299,648           300,000       299,648
                                                                                         ----------                      ----------
Total Corporate Bonds (cost 0,
  $297,360 and $0, respectively))                                                           299,648                         299,648

U.S. GOVERNMENT OBLIGATIONS
  U.S. Treasury Notes, 7.000%, due 09-30-1996                                 500,000       506,562           500,000       506,562
  U.S. Treasury Notes, 6.125%, due 12-31-1996         0             0         500,000       504,843           500,000       504,843
  U.S. Treasury Notes, 5.750%, due 10-31-1997         0             0         300,000       303,000           300,000       303,000
  U.S. Treasury Notes, 5.350%, due 05-31-1998         0             0         250,000       250,859           250,000       250,859
  U.S. Treasury Notes, 6.750%, due 06-30-1999         0             0         500,000       522,813           500,000       522,813
                                                                                         ----------                      ----------
Total U.S. Government Obligations
  (cost $0,$2,085,917 and $0, respectively)                                               2,088,077                       2,088,077

SHORT-TERM INVESTMENTS
MONEY MARKET
  Prospect Hill                              $1,162,012     1,162,012         108,201       108,201          1,270,213    1,270,213
  Federated Master Trust                      1,700,651     1,700,651               0             0          1,700,651    1,700,651
  Dreyfus Cash Managament                             0                       129,562       129,562            129,562      129,562
Total Short-Term Investments                  2,862,663                       237,763                                     3,100,426

GOVERNMENT SECURITIES
+ U.S. Treasury Bill
  4.90%, due 03-21-1996                       1,000,000       989,268               0             0          1,000,000      989,268
                                                          -----------                    ----------                     -----------
Total Government Obligations                                  989,268                             0                         989,268

Total Investments                                         $57,172,561                    $7,225,560                     $64,398,121
                                                          ===========                    ==========                     ===========

+ Segregated as collateral against option contracts
* Non Income Producing




                                                                                    ADJUSTMENT               PRO-FORMA EFFECT
                                                                                ---------------------    -------------------------
                                                                                 NUMBER       MARKET      NUMBER           MARKET
                                                                                OF SHARES      VALUE     OF SHARES          VALUE
                                                                                ---------     ------     ---------         -------
Preferred Stock
  Teledyne Inc. Ser E Preferred                                                                     0          60              862
                                                                                           ----------                  -----------
Option Contracts Purchased
  SPX March 96 615 Cal                                                                              0        5500            82500
                                                                                           ----------                  -----------
CORPORATE BONDS
  Northern States Power,6.125%, due 12-01-2005                                  (300,000)    (299,648)          0                0
                                                                                           ----------                  -----------
Total Corporate Bonds (cost 0, $297,360 and $0, respectively))                               (299,648)                           0

U.S. GOVERNMENT OBLIGATIONS
  U.S. Treasury Notes, 7.00%, due 09-30-1996                                    (500,000)    (506,562)          0                0
  U.S. Treasury Notes,6.125%, due 12-31-1996                                    (500,000)    (504,843)          0                0
  U.S. Treasury Notes, 5.75%, due 10-31-1997                                    (300,000)    (303,000)          0                0
  U.S. Treasury Notes, 5.35%, due 05-31-1998                                    (250,000)    (250,859)          0                0
  U.S. Treasury Notes, 6.75%, due 06-30-1999                                    (500,000)    (522,813)          0                0
                                                                                           ----------                  -----------
Total U.S. Government Obligations (cost $0, $2,085,917 and $0, respectively)               (2,088,077)                           0

SHORT-TERM INVESTMENTS
MONEY MARKET
  Prospect Hill                                                                  (19,121)     (19,121)  1,251,092        1,251,092
  Federated Master Trust                                                                                1,700,651        1,700,651
  Dreyfus Cash Managament                                                                                 129,562          129,562
Total Short-Term Investments                                                     (19,121)     (19,121)  3,081,305        3,081,305

GOVERNMENT SECURITIES
+ U.S. Treasury Bill
  4.90%, due 03-21-1996                                                                                 1,000,000          989,268
                                                                                                                       -----------
Total Government Obligations                                                           0            0                      989,268

Total Investments                                                                                                      $64,398,121
                                                                                                                       ===========

+ Segregated as collateral against option contracts
* Non Income Producing





                  Percentages shown are a percent of Pro Forma net assets.
                  The accompanying notes to Pro Forma Combining Statements are an integral part of this schedule.

 Prinicipal Preservation Portfolios Inc-S&P 100 Plus and Balanced Portfolios
              Notes to Combining Pro Forma Financial Statements
                                 (unaudited)


The pro forma adjustments to the foregoing pro forma combining financial statements consist of:

a. The Reorganization involves the transfer of all assets of the Balanced Portfolio (net of its liabilities) to the S&P 100 Plus Portfolio, in exchange for shares of common stock of the S&P 100 Plus Portfolio, and the pro rata distribution, on the Closing Date, of such shares of the S&P 100 Plus Portfolio to the shareholders of Balanced Portfolio as provided in the Plan.

     All of the expenses of the Reorganization associated with the reorganization (which are estimated at $15,000) will be paid by B.C. Ziegler and Company or one of its affiliates.

b. The foregoing unaudited Pro Forma Financial Statements consist of: (i) Pro Forma Combining Statements of Assets and Liabilities as of December 31, 1995, assuming the Reorganization had been consummated on that date;
     (ii) the Pro Forma Combining Statement of Operations the year ended December 31, 1995, giving effect to the Reorganization as if it had been consummated on January 1, 1995; and (iii) Pro Forma Combining Schedules of Investments as of December 31, 1995, assuming the Reorganization had been consummated on that date.

c. The net increase in long-term investments and corresponding net decrease in short-term investments reflect the assumed sale of the Balanced Fund's holdings of corporate bonds ($299,648) and U.S. Government obligations
     ($2,088,077), as   well as the sale of common stock holdings of the
     Balanced Portfolio that did not qualify for investment by the S&P 100 Plus Portfolio and the rebalancing of the common stock positions to the proportionate percentage holdings in the S&P 100 Plus Portfolio as of December 31, 1995. The net effect of such sales of common stock and such rebalancing is that $2,406,846 market value of common stocks would be purchased, which, combined with the sale of corporate bonds and U.S. Government obligations described above (amounting to $2,387,725), would require the sale of $19,121 in short-term investments.

d. The sale of the securities in the Balanced Portfolio on December 31, 1995, that do not qualify for investment by the S&P 100 plus Portfolio would have resulted in a capital gains distribution of $577,074, net of the capital loss carryforwards of $196,695. Based upon prior dividend history in which approximately 93% of shares outstanding reinvested their dividends, $535,236 of the total was treated as reinvested and $41,838 as payable as a cash distribution. Additionally, the $21,243 reduction in pro forma expenses was assumed to be distributed to the shareholders of the combined Portfolio.

e. A reduction in the advisory fee reflects a lower fee due to the fact that the resulting increase in assets of the combined Portfolio will cross a breakpoint in the advisory fee schedule.

f. The reduction in fund accounting fees reflects elimination of the minimum fee presently incurred by the Balanced Portfolio.

g. The reduction in the custodian fees reflects application of the custodian fee schedule to the increased asset size of the combined Portfolio.

h. Reduction in professional services, registration, pricing and other fees reflects the elimination of duplicative costs. No pro forma reductions or adjustments in transfer agent, broker service, communication or director fees would result from the Reorganization because such fees are based on asset size or the number of shareholder accounts, as the case may be, which would not be affected by the Reorganization.

i. The reversal of combined expenses absorbed by the advisor reflects the fact that the expense ratio of 1.20% for the pro forma combined Portfolio would be below the voluntary expense cap of 1.25% agreed to by the advisor for the S&P 100 Plus Portfolio. Therefore, there would be no need for the advisor to absorb any operating expenses of the combined Portfolio.

j. The share reconciliation includes (i) an increase to the Balanced Portfolio of 48,525 shares to reflect the reinvestment of capital gain dividends and (ii) a reduction in the combined shares outstanding due to the higher net asset value per share of the S&P 100 Plus Portfolio.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                               BALANCED PORTFOLIO
REVOCABLE PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE BALANCED PORTFOLIO TO
                           BE HELD ON APRIL 24, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara, and Jay Ferrara, and each of them individually, as proxy, with full power of substitution, to represent and vote, as designated below, all shares of the Balanced Portfolio, a series of Principal Preservation Portfolios, Inc. ("Principal Preservation"), that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Balanced Portfolio, to be held at The Bacchus Restaurant (located in the West Bend Inn building), 2520 West Washington Street, West Bend, Wisconsin, at 3:00 p.m., Central Time, on April 24, 1996, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

      Please place an "X" in the desired box for each item. Shares represented by this Proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1.

      1. PROPOSAL TO APPROVE a Plan of Reorganization and Liquidation (the "Plan") involving the Balanced Portfolio and the S&P 100 Plus Portfolio, another series of Principal Preservation, and the consummation of the transactions contemplated therein (the "Transaction"). The Plan provides for the reorganization of the Balanced Portfolio into the S&P 100 Plus Portfolio. Pursuant to the Plan, all of the assets of the Balanced Portfolio (net of its liabilities) would be acquired by the S&P 100 Plus Portfolio in exchange for shares of Common Stock of the S&P 100 Plus Portfolio. Shares of the Common Stock of the S&P 100 Plus Portfolio received by the Balanced Portfolio would then be distributed, pro rata, to shareholders of the Balanced Portfolio, and the Balanced Portfolio would be liquidated and discontinued. It is expected that the value of each Balanced Portfolio shareholder's account in the S&P 100 Plus Portfolio immediately after the Transaction would be the same as the value of such shareholder's account in the Balanced Portfolio immediately prior to the Transaction.

                                  / / FOR   / / AGAINST   / / ABSTAIN

      2. In their discretion, on such other matters as may properly come before the meeting or any adjournment thereof.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                               "FOR" PROPOSAL 1.

                  (TO BE DATED AND SIGNED ON THE REVERSE SIDE)

                                           DATE:                    , 1996

                                           -------------------------------
                                           Please sign exactly as name
                                           appears at left

                                           -------------------------------
                                           (If this account is owned by
                                           more than one person, all
                                           owners should sign. Persons
                                           signing as executors,
                                           administrators, trustees or in
                                           similar capacities should so
                                           indicate.)

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY BALLOT PROMPTLY, USING THE
                               ENCLOSED ENVELOPE.